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                             SUNDSTRAND CORPORATION


                                       AND


                       THE FIRST NATIONAL BANK OF CHICAGO

                                   AS TRUSTEE




                                -----------------


                                    INDENTURE

                          DATED AS OF DECEMBER 1, 1998


                                -----------------






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



                             SUNDSTRAND CORPORATION

                             CROSS REFERENCE SHEET*/

[This Cross Reference Sheet shows the location in the Indenture of the provisions inserted pursuant to Sections 310-318(a), inclusive, of the Trust Indenture Act of 1939, as amended.]


                                                                                SECTIONS OF
TRUST INDENTURE ACT                                                             THE INDENTURE
-------------------                                                             -------------
310(a)(1)(2)................................................................    7.09
         (3)................................................................    7.14
         (4)................................................................    Inapplicable
310(b)      ................................................................    7.08 and 7.10
310(c)      ................................................................    Inapplicable
311(a)                                                                          7.13(a) and (c)(1) and (2)
   (b)      ................................................................    7.13(b)
   (c)      ................................................................    Inapplicable 312(a), 5.01 and 5.02(a)
   (b)      ................................................................    5.02(a) and (b)
   (c)      ................................................................    5.02(c)
313(a)      ................................................................    5.04
   (b)(1)   ................................................................    Inapplicable
      (2)   ................................................................    5.04
   (c)(d)   ................................................................    5.04
314(a)      ................................................................    5.03
   (b)      ................................................................    Inapplicable
   (c)(1)(2)................................................................    14.05
   (3)      ................................................................    Inapplicable
   (d)      ................................................................    Inapplicable
   (e)      ................................................................    14.05
   (f)      ................................................................    Inapplicable
315(a)(c)(d)................................................................    7.01
   (b)      ................................................................    6.07
   (e)      ................................................................    6.08
316(a)(1)   ................................................................    6.06
      (2)   ................................................................    Inapplicable
         (last sentence)....................................................    8.04
   (b)      ................................................................    6.04
   (c)      ................................................................    8.06
317(a)      ................................................................    6.02
--------
*/       The Cross Reference Sheet is not part of the Indenture.
   (b)     .................................................................    4.04
318(a)     .................................................................    14.07




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                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
PARTIES.......................................................................................................... 1
RECITALS:
         Purpose of Indenture.................................................................................... 1
         Form of Security........................................................................................ 1
         Form of Trustee's Certificate of Authentication......................................................... 1
         Compliance with legal requirements...................................................................... 1
         Purpose of and consideration for Indenture.............................................................. 1


                                   ARTICLE ONE

DEFINITIONS.......................................................................................................1
Section 1.01.     Certain Terms Defined...........................................................................1
                  Attributable Debt...............................................................................2
                  Authorized Newspaper............................................................................2
                  Board of Directors..............................................................................2
                  Business Day....................................................................................2
                  Certified Board Resolution......................................................................2
                  Company   ......................................................................................3
                  Company Direction...............................................................................3
                  Consolidated Net Tangible Assets................................................................3
                  Corporate Trust Office..........................................................................3
                  Defaulted Interest..............................................................................3
                  Depositary......................................................................................3
                  ECU.............................................................................................4
                  Event of Default................................................................................4
                  Global Security.................................................................................4
                  Holder    ......................................................................................4
                  Indenture ......................................................................................4
                  Interest Payment Date...........................................................................5
                  Officers' Certificate...........................................................................5
                  Opinion of Counsel..............................................................................5
                  Original Issue Discount Security................................................................5
                  Outstanding.....................................................................................5
                  Principal Property..............................................................................6
                  Record Date.....................................................................................6
                  Responsible Officer.............................................................................6
                  Restricted Subsidiary...........................................................................6
                  Sale and Lease-Back Transaction.................................................................7
                  Security or Securities..........................................................................7
                  Security Register and Security Registrar........................................................7



                                        i

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
                  Sinking Fund....................................................................................7
                  Stated Maturity.................................................................................7
                  Subsidiary......................................................................................7
                  Trust Indenture Act of 1939.....................................................................8
                  Trustee   ......................................................................................8

                                   ARTICLE TWO

ISSUE, DESCRIPTION, EXECUTION, REGISTRATION, REGISTRATION OF
TRANSFER AND EXCHANGE OF SECURITIES...............................................................................8
Section 2.01.       Amount Unlimited; Establishment of Series.....................................................8
Section 2.02.       Form of Securities and Trustee's Certificate of Authentication...............................10
Section 2.03.       Denomination, Authentication and Dating of Securities........................................10
Section 2.04.       Execution of Securities......................................................................13
Section 2.05.       Registration of Transfer and Exchange........................................................13
Section 2.06.       Temporary Securities.........................................................................16
Section 2.07.       Mutilated, Destroyed, Lost or Stolen Securities..............................................16
Section 2.08.       Cancellation of Surrendered Securities.......................................................17
Section 2.09.       Provisions of Indenture and Securities for the Sole Benefit of the Parties
                    and the Holders..............................................................................17
Section 2.10.       Computation of Interest......................................................................17
                                  ARTICLE THREE

REDEMPTION OF SECURITIES -- SINKING FUND.........................................................................18
Section 3.01.       Applicability of Article.....................................................................18
Section 3.02.       Notice of Redemption; Selection of Securities................................................18
Section 3.03.       When Securities Called for Redemption Become Due and Payable.................................19
Section 3.04.       Sinking Fund.................................................................................19
Section 3.05.       Use of Acquired Securities to Satisfy Sinking Fund Obligations...............................20
Section 3.06.       Effect of Failure to Deliver Officers' Certificate or Securities.............................21
Section 3.07.       Manner of Redeeming Securities...............................................................21
Section 3.08.       Sinking Fund Moneys to Be Held as Security During Continuance
                    of Event of Default; Exceptions..............................................................21
                                  ARTICLE FOUR

PARTICULAR COVENANTS OF THE COMPANY..............................................................................22
Section 4.01.       Payments of Principal of (and Premium, if any) and Interest on Securities                    22
Section 4.02.       Maintenance of Offices or Agencies for Registration of Transfer,
                     Exchange and Payment of Securities and for Service on the Company...........................22
Section 4.03.       Appointment to Fill a Vacancy in the Office of Trustee.......................................23
Section 4.04.       Duties of Paying Agents, etc.................................................................23



                                       ii

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
Section 4.05.       Limitation on Secured Debt...................................................................24
Section 4.06.       Limitation on Sale and Lease-Back............................................................27
Section 4.07.       Statement by Officers as to Default..........................................................28
Section 4.08.       Further Instruments and Acts.................................................................28

                                  ARTICLE FIVE

HOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE........................................................28
Section 5.01.       Company to Furnish Trustee Information as to Names and
                    Addresses of Holders.........................................................................28
Section 5.02.       Preservation of Information; Communications to Holders.......................................29
Section 5.03.       Reports by Company...........................................................................30
Section 5.04.       Reports by Trustee...........................................................................31

                                   ARTICLE SIX

REMEDIES OF THE TRUSTEE AND HOLDERS IN EVENT OF DEFAULT..........................................................32
Section 6.01.       Events of Default............................................................................32
Section 6.02.       Collection of Indebtedness by Trustee, etc...................................................35
Section 6.03.       Application of Moneys Collected by Trustee...................................................36
Section 6.04.       Limitation on Suits by Holders...............................................................37
Section 6.05.       Remedies Cumulative; Delay or Omission in Exercise of Rights
                    Not a Waiver of Default......................................................................38
Section 6.06.       Rights of Holders of Majority in Principal Amount of Securities of
                    Any Series to Direct Trustee and to Waive Default............................................38
Section 6.07.       Trustee to Give Notice of Default Known to It, But May Withhold Such Notice
                    in Certain Circumstances.....................................................................39
Section 6.08.       Requirement of an Undertaking to Pay Costs in Certain Suits Under the
                    Indenture or Against the Trustee.............................................................39
Section 6.09.       Waiver of Stay or Extension Laws.............................................................39

                                  ARTICLE SEVEN

CONCERNING THE TRUSTEE...........................................................................................40
Section 7.01.       Certain Duties and Responsibilities..........................................................40
Section 7.02.       Certain Rights of Trustee....................................................................41
Section 7.03.       Trustee Not Liable for Recitals in Indenture or in Securities................................42
Section 7.04.       Trustee, Paying Agent or Security Registrar May Own Securities...............................42
Section 7.05.       Moneys Received by Trustee to Be Held in Trust...............................................42
Section 7.06.       Compensation and Reimbursement...............................................................43
Section 7.07.       Right of Trustee to Rely on an Officers' Certificate Where No Other Evidence
                    Specifically Prescribed......................................................................43
Section 7.08.       Disqualification of Trustee; Conflicting Interests...........................................44
Section 7.09.       Requirements for Eligibility of Trustee......................................................44



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
Section 7.10.       Resignation and Removal of Trustee...........................................................44
Section 7.11.       Acceptance by Successor to Trustee...........................................................45
Section 7.12.       Successor to Trustee by Merger, Consolidation or Succession
                    to Business..................................................................................46
Section 7.13.       Preferential Collection of Claims Against Company............................................47
Section 7.14.       Appointment of Additional and Separate Trustees..............................................51

                                  ARTICLE EIGHT

CONCERNING THE HOLDERS...........................................................................................53
Section 8.01.       Evidence of Action by Holders................................................................53
Section 8.02.       Proof of Execution of Instruments and of Holding of Securities...............................53
Section 8.03.       Who May Be Deemed Owner of Securities........................................................54
Section 8.04.       Securities Owned by Company or Controlled or
                    Controlling Companies Disregarded for Certain Purposes.......................................54
Section 8.05.       Instruments Executed by Holders Bind Future Holders..........................................55
Section 8.06.       Record Date for Determination of Holders Entitled to Vote....................................55

                                  ARTICLE NINE

HOLDERS' MEETINGS AND CONSENTS...................................................................................55
Section 9.01.       Purposes for Which Meeting May Be Called.....................................................55
Section 9.02.       Manner of Calling Meetings...................................................................56
Section 9.03.       Call of Meetings by Company or Holders.......................................................56
Section 9.04.       Who May Attend and Vote at Meetings..........................................................56
Section 9.05.       Regulations May Be Made by Trustee...........................................................57
Section 9.06.       Manner of Voting at Meetings and Record to Be Kept...........................................57
Section 9.07.       Written Consent in Lieu of Meetings..........................................................58
Section 9.08.       No Delay of Rights by Meeting................................................................58

                                   ARTICLE TEN

SUPPLEMENTAL INDENTURES..........................................................................................58
Section 10.01.      Purposes for Which Supplemental Indentures May be Entered into Without
                    Consent of Holders...........................................................................58
Section 10.02.      Modification of Indenture with Consent of Holders............................................60
Section 10.03.      Effect of Supplemental Indentures............................................................61
Section 10.04.      Securities May Bear Notation of Changes by Supplemental
                    Indentures...................................................................................61



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
                                 ARTICLE ELEVEN
CONSOLIDATION, MERGER, SALE, CONVEYANCE OR LEASE.................................................................62
Section 11.01.      Company May Consolidate, etc., on Certain Terms..............................................62
Section 11.02.      Successor Corporation to be Substituted......................................................62
Section 11.03.      Opinion of Counsel and Officers' Certificate to Be Given Trustee.............................63

                                 ARTICLE TWELVE

DISCHARGE OF INDENTURE AND DEFEASANCE............................................................................63
Section 12.01.      Termination of Company's Obligations.........................................................63
Section 12.02.      Application of Trust Deposit.................................................................66
Section 12.03.      Repayment to Company.........................................................................66

                                ARTICLE THIRTEEN

IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
OFFICERS, DIRECTORS AND EMPLOYEES................................................................................67
Section 13.01.      Incorporators, Stockholders, Officers, Directors and Employees
                    of Company Exempt from Individual Liability..................................................67

                                ARTICLE FOURTEEN

MISCELLANEOUS PROVISIONS.........................................................................................67
Section 14.01.      Successors and Assigns of Company Bound by Indenture.........................................67
Section 14.02.      Acts of Board, Committee or Officer of Successor
                    Corporation Valid............................................................................67
Section 14.03.      Required Notices or Demands..................................................................67
Section 14.04.      Indenture and Securities to be Construed in Accordance with the Laws of the
                    State of New York............................................................................68
Section 14.05.      Officers' Certificate and Opinion of Counsel to be Furnished upon Application or Demand by the Company.....................................................................68
Section 14.06.      Payments Due on Holidays.....................................................................69
Section 14.07.      Provisions Required by Trust Indenture Act of 1939 to Control................................69
Section 14.08.      Indenture May be Executed in Counterparts....................................................69
Section 14.09.      Separability Clause..........................................................................69

         INDENTURE, dated as of the 1st day of December, 1998, between SUNDSTRAND CORPORATION, a corporation incorporated under the laws of Delaware (the "Company"), party of the first part, and THE FIRST NATIONAL BANK OF CHICAGO, a national banking institution (the "Trustee"), party of the second part.

         WHEREAS, for its lawful corporate purposes, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes and other evidences of indebtedness (hereinafter referred to as the "Securities"), to be issued in one or more series in an unlimited amount as provided in this Indenture.

         WHEREAS, the text of the Securities is to be substantially in the form attached hereto as Schedule A, with such specific terms, additions or omissions as may be determined pursuant to an Officers' Certificate or a supplemental indenture as contemplated in Section 2.01 hereof.

         WHEREAS, the Trustee's certificate of authentication for the Securities is to be substantially in the form attached hereto as Schedule B.

         WHEREAS, all acts and things necessary to make this Indenture a valid agreement of the Company have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         In consideration of the premises and of the sum of One Dollar duly paid by the Trustee to the Company at the execution and delivery of these presents, the receipt whereof is hereby acknowledged, the Company and the Trustee covenant and agree with each other, for the equal and proportionate benefit of all Holders from time to time of the Securities, as follows:


                                   ARTICLE ONE

                                   DEFINITIONS

         Section 1.01. Certain Terms Defined. The terms defined in this Section
1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto and of any Officers' Certificate establishing the terms of a particular series of Securities as herein provided shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, or which are by reference therein defined in the Securities Act of 1933 (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in the Trust Indenture Act of 1939 and in such Securities Act as in force as of the date of this Indenture.

Attributable Debt:

         The term "Attributable Debt" shall have the meaning specified in
Section 4.06.

Authorized Newspaper:

         The term "Authorized Newspaper" shall mean a newspaper printed in the English language and customarily published at least once a day on each Business Day in each calendar week and of general circulation in the Borough of Manhattan, The City and State of New York, whether or not such newspaper is published on Saturdays, Sundays and legal holidays. Whenever, under the provisions of this Indenture, two or more publications of a notice or other communication are required or permitted, such publications may be in the same or different authorized newspapers. If, because of temporary or permanent suspension of publication or general circulation of any newspaper or for any other reason, it is impossible or impracticable to publish any notices required by this Indenture in the manner herein provided, then such publication in lieu thereof or such other notice as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

Board of Directors:

         The term "Board of Directors," when used with reference to the Company, shall mean the Board of Directors of the Company or any executive committee of such Board to which the powers of such Board have lawfully been delegated.

Business Day:

         The term "Business Day" means, except as may otherwise be provided in the form of Securities of any particular series, with respect to any Place of Payment, any day, other than a Saturday or Sunday, that is not a legal holiday, or a day on which banking institutions are authorized or required by law or regulation to close in The City of New York or the City of Chicago or in that Place of Payment, or with respect to Securities denominated in a Foreign Currency, the capital city of the country of such Foreign Currency, or with respect to Securities denominated in ECU, Brussels, Belgium.

Certified Board Resolution:

         The term "Certified Board Resolution" shall mean one or more resolutions certified by the Secretary or any Assistant Secretary of the Company to have been duly adopted by the Board of Directors of the Company and to be in full force and effect on the date of such certification, which are delivered to the Trustee.

Company:

         The term "Company" shall mean SUNDSTRAND CORPORATION and, subject to the provisions of Article Eleven, shall mean its successors and assigns from time to time hereafter.

Company Direction:

         The term "Company Direction" shall mean a written direction, order or instruction, signed in the name of the Company by its Chairman of the Board or its President or any Vice President and by its Treasurer or its Secretary or any Assistant Treasurer or any Assistant Secretary and delivered to the Trustee.

Consolidated Net Tangible Assets:

         The term "Consolidated Net Tangible Assets" means, as of any particular time, the total amount of assets (less applicable reserves) after deducting therefrom (a) all current liabilities (excluding any thereof which are by their terms extendible or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed and excluding current maturities of long-term indebtedness) and (b) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense, and other like intangible assets, all as shown in the latest quarterly consolidated balance sheet of the Company contained in the Company's then most recent annual report to stockholders or quarterly report filed with the Securities and Exchange Commission, as the case may be, except that assets shall include an amount equal to the Attributable Debt in respect of any Sale and Lease-Back Transaction not capitalized on such balance sheet.

Corporate Trust Office:

         The term "Corporate Trust Office," or other similar term, shall mean the principal office of the Trustee in the City of Chicago, at which at any particular time its corporate trust business shall be principally administered or, if no such office is maintained, such other office of the Trustee as shall be designated. The Corporate Trust Office on the date hereof is located at One North State Street, Ninth Floor, Chicago, Illinois 60602.

Defaulted Interest:

         The term "Defaulted Interest" shall have the meaning specified in
Section 2.03.

Depositary:

         The term "Depositary" shall mean, with respect to the Securities of any series issuable or issued in the form of one or more Global Securities, a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation designated as Depositary by the Company pursuant to Section 2.01 until a successor Depositary shall have become such pursuant to Section 2.05, and thereafter "Depositary" shall mean or include each person who is then a Depositary hereunder, and if at any time there is more than one such person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Global Securities of that series.

ECU:

         The term "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

Event of Default:

         The term "Event of Default" shall mean any event specified in Section 6.01, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

Global Security:

         The term "Global Security" means a Security bearing the legend prescribed in Section 2.03 and issued in definitive form without coupons, evidencing all or a part of an issuance of Securities of any series, and issued to the Depositary for such series in accordance with Section 2.03.

Holder:

         The term "Holder," with respect to a registered Security, shall mean any person in whose name such Security shall be registered on the Security Register and, with respect to an unregistered Security, shall mean the bearer thereof.

Indenture:

         The term "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented, and shall include the terms of particular series of Securities established as contemplated hereunder; provided, however, that if at any time more than one Trustee is serving as such under this instrument, "Indenture" shall mean, with respect to any one or more series of Securities for which any such Trustee is serving, this Indenture as originally executed or as amended or supplemented as herein provided, exclusive, however, of any provisions or terms which relate solely to one or more series of Securities for which such Trustee is not serving, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted with respect to a particular series of Securities executed and delivered after such Trustee had become a Trustee hereunder but with respect to which series such Trustee was not serving as Trustee.

Interest Payment Date:

         The term "Interest Payment Date" shall mean the date on which an installment of interest on any series of Securities shall become due and payable, as therein or herein provided.

Officers' Certificate:

         The term "Officers' Certificate" shall mean a certificate signed by any two of the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, provided that one of the officers signing the Officers' Certificate shall be the Chairman of the Board, or the President, or any Vice President (which Vice President, if executing any Officers' Certificate delivered pursuant to Section 2.01, shall be the chief financial officer of the Company, or, if no such Vice President exists, a Vice President having similar responsibility as to financial matters), which complies with Section 14.05 and is delivered to the Trustee.

Opinion of Counsel:

         The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of, or counsel to, the Company. Each such opinion shall include (except as otherwise provided in this Indenture) the statements provided for in Section 14.05.

Original Issue Discount Security:

         The term "Original Issue Discount Security" shall mean any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Stated Maturity thereof pursuant to Section 6.01.

Outstanding:

         The term "outstanding," when used with reference to Securities of any series, subject to the provisions of Section 8.04, shall mean, as of any particular time, all Securities of such series authenticated by the Trustee and delivered under this Indenture, except:

                  (a) Securities of such series theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Securities of such series or portions thereof for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided that, if such Securities or portions thereof are to be redeemed, notice of such redemption shall have been given as in Article Three provided or provision satisfactory to the Trustee shall have been made for giving such notice;

                  (c) Securities of such series in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.07; and

                  (d) Securities of any series the indebtedness in respect to which has been discharged in accordance with Section 12.01(a).

Principal Property:

         The term "Principal Property" shall mean any manufacturing plant or facility which is located within the United States of America and is owned by the Company or any Restricted Subsidiary, except any such plant or facility which the Board of Directors by resolution declares is not of material importance to the total business conducted by the Company and its Restricted Subsidiaries as an entirety and which, when taken together with all other plants and facilities as to which such a declaration has been made, are so declared by the Board of Directors to be not of material importance to the total business conducted by the Company and its Restricted Subsidiaries as an entirety.

Record Date:

         The term "Record Date," as used with respect to any Interest Payment Date, shall mean the close of business on the 15th day of the month preceding the month in which an Interest Payment Date occurs, if such Interest Payment Date is the 15th day of such month, in each case whether or not a Business Day, or such other dates with respect to a particular series of Securities, as may be specified in the instrument establishing such series, so long as such Record Date is not less than 15 days prior to the applicable Interest Payment Date.

Responsible Officer:

         The term "Responsible Officer," when used with respect to the Trustee, shall mean any officer assigned by the Trustee to administer corporate trust matters or any other Officer or Assistant Officer of the Trustee to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

Restricted Subsidiary:

         The term "Restricted Subsidiary" shall mean any Subsidiary (i) substantially all the property of which is located within the United States of America, (ii) which owns a Principal Property, and (iii) in which the Company's investment, direct or indirect and whether in the form of equity, debt or advances, as shown on the consolidating balance sheet used in the preparation of the latest quarterly consolidated financial statements of the Company preceding the date of determination, is in excess of 2% of the total consolidated assets of the Company as shown on such quarterly consolidated financial statements; provided, however, that the term "Restricted Subsidiary" shall not include any Subsidiary which is principally engaged in leasing or in financing installment receivables or which is principally engaged in financing the Company's operations outside the continental United States of America.

SALE AND LEASE-BACK TRANSACTION:

         The term "Sale and Lease-Back Transaction" shall have the meaning specified in Section 4.06.

SECURITY OR SECURITIES:

         The terms "Security" or "Securities" shall have the meaning stated in the recital of this Indenture and shall mean any Security or such Securities, as the case may be, authenticated and delivered pursuant to this Indenture; PROVIDED, HOWEVER, that if at any time there is more than one Trustee serving under this Indenture, "Securities" with respect to this Indenture, as to which such Trustee is serving, shall have the meaning stated in the recital and shall more particularly mean Securities authenticated and delivered pursuant to this Indenture, exclusive of Securities of any series as to which such Trustee is not serving as Trustee.

SECURITY REGISTER AND SECURITY REGISTRAR:

         The terms "Security Register" and "Security Registrar," with respect to any series of Securities, shall have the respective meanings specified in
Section 2.05.

SINKING FUND:

         The term "Sinking Fund" shall mean any fund established by the Company for redemption of the Securities of any series prior to Stated Maturity.

STATED MATURITY:

         The term "Stated Maturity," when used with respect to any Security, shall mean the date on which the last payment of principal of such Security is due and payable in accordance with the terms thereof.

SUBSIDIARY:

         The term "Subsidiary" shall mean any corporation which is consolidated in the Company's accounts and any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Company, or by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

TRUST INDENTURE ACT OF 1939:

         The term "Trust Indenture Act of 1939" (except as herein otherwise expressly provided in Sections 7.14, 10.01 and 10.02) shall mean the Trust Indenture Act of 1939.

TRUSTEE:

         The term "Trustee" shall mean The First National Bank of Chicago until a successor Trustee shall have become such pursuant to the applicable provisions hereof, and thereafter "Trustee" shall mean or include all Trustees hereunder and, subject to the provisions of Article Seven, shall also include its successors and assigns and, unless the context otherwise requires, shall also include any co-trustee or co-trustees or separate trustee or trustees appointed pursuant to Section 7.14.



                                   ARTICLE TWO

          ISSUE, DESCRIPTION, EXECUTION, REGISTRATION, REGISTRATION OF
                       TRANSFER AND EXCHANGE OF SECURITIES

         Section 2.01. AMOUNT UNLIMITED; ESTABLISHMENT OF SERIES. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series. All Securities of any one series shall be substantially identical except as to denomination and except as the Company in an Officers' Certificate delivered pursuant to this Section 2.01 or in any supplemental indenture may otherwise provide. The Securities may bear interest at such lawful rate or rates, from such date or dates, shall mature at such time or times, may be redeemable at such price or prices and upon such terms, including, without limitation, out of proceeds from the sale of other Securities, or other indebtedness of the Company, and may contain and/or be subject to such other terms and provisions as shall be determined by the Company in accordance with the authority granted in one or more resolutions of the Board of Directors reasonably acceptable to the Trustee and set forth in an Officers' Certificate or a supplemental indenture, which instrument shall establish with respect to each series of Securities:

                  (1) the designation of the Securities of such series, which shall distinguish the Securities of one series from all other Securities;

                  (2) the limit upon the aggregate principal amount at Stated Maturity of the Securities of such series which may be authenticated and delivered under this Indenture (not including Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Sections 2.05, 2.06, 2.07, 3.02 or 10.04);

                  (3) the rate at which the Securities of such series shall bear interest, if any, or the formula by which interest shall accrue, the dates from which interest shall accrue, and the Interest Payment Dates on which such interest shall be payable;

                  (4) the Stated Maturity of the Securities of such series;

                  (5) the period or periods within which, the price or prices at which, and the terms and conditions upon which, the Securities of such series may be redeemed, in whole or in part, at the option of the Company;

                  (6) the obligation, if any, of the Company to redeem or purchase Securities of such series pursuant to a sinking, purchase or analogous fund and the period or periods within which, the price or prices at which, and the terms and conditions upon which the Securities of such series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (7) if other than the principal amount at Stated Maturity, the portion of the principal amount at Stated Maturity of the Securities of such series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.01;

                  (8) if other than denominations of $1,000 and any multiple thereof, the denominations in which Securities of such series shall be issuable;

                  (9) any changes in, omissions from or additions to the form of Security to be used to evidence ownership of Securities of such series;

                  (10) any terms with respect to conversion of the Securities of such series, warrants attached thereto or terms pursuant to which warrants may exist;

                  (11) the place or places where the principal of (and premium, if any) and interest on the Securities of such series shall be payable;

                  (12) any additional office or agencies maintained pursuant to
         Section 4.02;

                  (13) whether the Securities of such series shall be issued as registered Securities or as unregistered Securities, with or without coupons; PROVIDED THAT no Securities will be issued as unregistered Securities if such issuance would violate applicable law;

                  (14) whether Article Twelve hereof, including, without limitation, Section 12.01(a) and (b) thereof, is applicable to the Securities;

                  (15) whether any Securities are to be Original Issue Discount Securities;

                  (16) if other than United States dollars, the currency or currencies, including composite currencies, in which payments of interest or principal are payable with respect to the Securities of the series;

                  (17) if the amount of payments of principal of or interest on the Securities of any series may be determined with reference to the differences in the price of or rate of exchange between any indexes, currencies or commodities, the manner in which such amounts shall be determined;

                  (18) whether any Securities of the series shall be issued as, or exchanged for, in whole or in part, one or more Global Securities and, in such case, (i) the terms upon which interests in such Global Security or Securities shall be exchangeable by the Company or the holder thereof for definitive Securities and (ii) the identity of the Depositary for such Global Security or Securities; and

                  (19) any other terms of the Securities of such series (which term shall not be inconsistent with the provisions of this Indenture).

         Section 2.02. FORM OF SECURITIES AND TRUSTEE'S CERTIFICATE OF AUTHENTICATION. The Securities and the Trustee's certificate of authentication to be borne by such Securities shall be substantially in the respective forms thereof set forth in Schedules A (or a form established by or pursuant to a Certified Board Resolution) and B to this Indenture with such specific terms, additions or omissions as may be determined pursuant to an Officers' Certificate or a supplemental indenture as contemplated in Section 2.01 hereof, in each case with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture (the provisions of which shall be appropriate to reflect the terms of each series of Securities, including the currency or denomination, which may be United States dollars, foreign currency or ECU) or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage.

         Section 2.03. DENOMINATION, AUTHENTICATION AND DATING OF SECURITIES. The Securities of each series may be issued as registered Securities or, if provided by the terms of the instrument establishing such series of Securities, as unregistered Securities, with or without coupons. The Securities of each series shall be issuable in denominations of $1,000 and any integral multiple of $1,000, unless otherwise provided by the terms of the instrument establishing such series of Securities. Each Security shall be dated as of the date of its authentication.

         If the Company shall establish pursuant to Section 2.01 that the Securities of a series may be issued in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section 2.03, authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the outstanding Securities to be represented by such Global Security or

Securities, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions and (iv) shall bear a legend substantially to the following effect:
"This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in such limited circumstances."

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Direction for authentication and delivery of such Securities, and the Trustee shall thereupon authenticate and deliver such Securities in accordance with such Company Direction. Prior to the issuance of Securities of any series, the Trustee shall be entitled to receive and, subject to Section 7.01, shall be fully protected in relying upon:

                  (1) a Certified Board Resolution pursuant to which the issuance of the Securities of such series is authorized;

                  (2) an executed supplemental indenture, if any;

                  (3) an Officer's Certificate, if any, delivered in accordance with Section 2.01 and an Officers' Certificate as to the absence of any Event of Default or any event which with notice or lapse of time or both could become an Event of Default; and

                  (4) an Opinion of Counsel of the Company which in substance shall state that:

                           (i) the form and the terms of the Securities of such series have been established in conformity with the provisions of this Indenture;

                           (ii) the Securities of such series have been duly authorized and, when executed and authenticated in accordance with the provisions of this Indenture and subject to any other reasonable and customary conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of the Company entitled to the benefits of this Indenture;

                           (iii) the registration statement, if any, relating to
                  the Securities of such series and any amendments thereto has become effective under the Securities Act of 1933 and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement, as amended, has been issued and no proceedings for that purpose have been instituted or threatened;

                           (iv) no consent, approval, authorization or order of any court or governmental agency or body in the United States is required for the issuance of the Securities of such series, except such as have been obtained and such as may be required under the blue sky laws of any jurisdiction in the United States in connection with the purchase and distribution of the Securities of such series;

                           (v) neither the issue nor sale of the Securities of such series will conflict with, result in a breach of or constitute a default under the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its Subsidiaries is a party or is bound, or any order or regulation known to such counsel to be applicable to the Company or any of its Subsidiaries of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company or any of its Subsidiaries;

                           (vi)  the authentication and delivery of the
                  Securities of such series by the Trustee in accordance with the Company Direction so to do, and the Company's execution and delivery of the Securities of such series, will not violate the terms of this Indenture; and

                           (vii) such other opinions as shall be reasonably
                  requested by the Trustee.

PROVIDED, HOWEVER, that in the case of Securities of a series that are not to be originally issued at one time, the Trustee shall authenticate and deliver or make available for delivery such Securities from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of oral or electronic instructions from the Company or its duly authorized agents, promptly confirmed in writing) acceptable to the Trustee as may be specified by or pursuant to a Company Order delivered to the Trustee prior to the time of the first authentication of Securities of such series.

         The Trustee shall have the right to decline to authenticate and deliver any Securities of such series (A) if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or (B) if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or responsible officers shall determine that such action would expose the Trustee to personal liability to Holders of outstanding Securities of any series.

         So long as there is no existing default in the payment of interest on registered Securities of any series, all such Securities authenticated by the Trustee after the close of business on the Record Date for the payment of interest on any Interest Payment Date relating thereto and prior to such Interest Payment Date shall be dated the date of authentication but shall bear interest from such Interest Payment Date; PROVIDED, HOWEVER, that if and to the extent that the Company shall default in the interest due on such Interest Payment Date, then any such Securities shall bear interest from the next preceding Interest Payment Date relating to such Security with respect to which interest has been paid or duly provided for on such Securities, from the date from which interest shall accrue as such date is set forth in the instrument establishing the terms of such Securities.

         The person in whose name any Security is registered at the close of business on any Record Date with respect to any Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date notwithstanding the cancellation of such Security upon any registration of transfer or exchange thereof subsequent to such Record Date and prior to such Interest Payment Date, except if and to the extent the Company shall default in the payment of the interest due on such Interest Payment Date, in which case such defaulted interest (herein called "Defaulted Interest") shall be paid to the persons in whose names outstanding Securities of such series are registered at the close of business on a subsequent record date selected by the Trustee, which shall not be less than five Business Days preceding the date of payment of such Defaulted Interest, established for such purpose by notice given by mail or on behalf of the Company to Holders of such Securities not less than 15 days preceding such subsequent record date. Such notice shall be given to the persons in whose names such outstanding Securities of such series are registered at the close of business on the third Business Day preceding the date of the mailing of such notice.

         Section 2.04. EXECUTION OF SECURITIES. The Securities and coupons appertaining thereto, if any, shall be signed on behalf of the Company by its Chairman or its President or any Vice President and by its Secretary or Assistant Secretary under its corporate seal. Such signatures may be the manual or facsimile signatures of the present or any future such authorized officers and may be imprinted or otherwise reproduced on the Securities and such coupons. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities and such coupons.

         Only such Securities as shall bear thereon a Trustee's certificate of authentication substantially in the form provided for in Schedule B and signed manually by the Trustee shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. The Trustee's certificate of authentication on any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder.

         In case any officer of the Company who shall have signed any of the Securities or such coupons shall cease to be such officer before the Securities or such coupons so signed shall have been authenticated by the Trustee and delivered or disposed of by the Company, such Securities and such coupons nevertheless may be authenticated and delivered or disposed of as though the person who signed such Securities and such coupons had not ceased to be such officer of the Company; and any Security or such coupons may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Security or such coupons, shall be the proper officers of the Company, although at the date of such Security or such coupons or of the execution of this Indenture any such person was not such officer.

         Section 2.05. REGISTRATION OF TRANSFER AND EXCHANGE. The Company shall keep, at an office or agency maintained by the Company in accordance with the provisions of Section 4.02, a register for each series of registered Securities (such register being herein referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall register Securities of such series and shall register the transfer of such Securities as in this Article Two provided. At all reasonable times the Security Register shall be open for inspection by the Trustee. Upon due presentment for registration of transfer of any such Security at such office or agency, or such other offices or agencies as the Company may designate, the Company shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of authorized denominations, of the same series and of like aggregate principal amount at Stated Maturity.

         Unless and until otherwise determined by the Company by resolution of its Board of Directors, the Security Register for the purpose of registration, exchange or registration of transfer of registered Securities shall be kept at the Corporate Trust Office and, for this purpose, the Trustee shall be designated the "Security Registrar."

         At the option of the Holder, Securities of any series may be exchanged for Securities of the same series of like aggregate principal amount at Stated Maturity and of other authorized denominations. Securities to be so exchanged shall be surrendered at the offices or agencies to be maintained by the Company as provided in Section 4.02, and the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor the Security or Securities which the Holder making the exchange shall be entitled to receive.

         All Securities presented or surrendered for registration of transfer, exchange, redemption or payment shall (if so required by the Company or the Security Registrar) be duly endorsed or be accompanied by a written instrument or instruments of transfer, in form satisfactory to the Company and the Trustee, duly executed by the Holder or his attorney duly authorized in writing.

         No service charge shall be made for any exchange or registration of transfer or Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

         The Company shall not be required (a) to issue, register the transfer of or exchange any Securities of any series for a period of 15 days next preceding any selection of Securities of such series to be redeemed or (b) to register the transfer of or exchange any Securities of such series selected, called or being called for redemption.

         Notwithstanding any other provision of this Section 2.05 to the contrary, unless and until it is exchanged in whole or in part for Securities in definitive registered form without coupons, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

         If at any time the Depositary for the Securities of a series represented by one or more Global Securities notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for such Securities shall no longer be eligible under Section 2.01, the Company shall appoint a successor Depositary with respect to the Securities. If (i) the Depositary for Securities of a series represented by one or more Global Securities is at any time unwilling or unable to continue as Depositary or the Depositary for the Securities of such series ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor Depositary is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility or (ii) the Company executes and delivers to the Trustee an order to the effect that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities, then the Company's election pursuant to Section 2.01 that the Securities of such series be represented by one or more Global Securities shall no longer be effective with respect to the Securities of such series, and the Company will execute, and the Trustee, upon receipt of an order of the Company for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities in exchange for such Global Security or Securities.

         If specified by the Company pursuant to Section 2.01 with respect to a series of Securities represented by a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for Securities of the same series in definitive registered form without coupons on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee upon receipt of an order for the authentication and delivery of definitive Securities of such series shall authenticate and deliver, without service charge,

                  (i) to the person specified by such Depositary a new Security or Securities of the same series, of any authorized denominations as requested by such person, in an aggregate principal amount equal to and in exchange for such person's beneficial interest in the Global Security; and

                  (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to clause (i) above.

         Upon the exchange of a Global Security for Securities in definitive registered form without coupons, in authorized denominations, such Global Security shall be canceled by the Trustee. Securities in definitive registered form without coupons issued in exchange for a Global Security pursuant to this
Section 2.05 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to or as directed by the persons in whose names such Securities are so registered.

         Section 2.06. TEMPORARY SECURITIES. Pending the preparation of definitive Securities, the Company may execute and deliver and the Trustee, upon Company Direction and the satisfaction of the conditions set forth in Section
2.03 hereof, shall authenticate and deliver temporary Securities (printed, lithographed or typewritten) of any authorized denomination and substantially in the form of the definitive Securities, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Temporary Securities may be issued without a recital of the specific redemption prices, if any, applicable to such Securities and may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. The Company shall execute and furnish definitive Securities as soon as practicable, and thereupon any or all temporary Securities may be surrendered in exchange therefor at the Corporate Trust Office, and the Trustee shall authenticate and deliver in exchange for such temporary Securities a like aggregate principal amount at Stated Maturity of definitive Securities of the same series. Until so exchanged, the temporary Securities shall be entitled to the same benefits under this Indenture as definitive Securities authenticated and delivered hereunder.

         Section 2.07. MUTILATED, DESTROYED, LOST OR STOLEN SECURITIES. In case any temporary or definitive Security and, in the case of a definitive Security, coupons appertaining thereto, if any, shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon Company Direction the Trustee shall authenticate and deliver, a new Security or such coupons of the same series bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security or such coupons, or in lieu of and in substitution for the Security or such coupons so destroyed, lost or stolen. In every case, the applicant for a substituted Security or such coupons shall furnish to the Company, and to the Security Registrar and any paying agent, such security or indemnity as may be required by them to save each of them harmless from all risk, however remote, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, and to the Trustee and any paying agent, evidence to their satisfaction of the destruction, loss or theft of such Security or such coupons and of the ownership thereof. The Trustee may authenticate any such substituted Security and deliver the same upon Company Direction. Upon the issuance of any substituted Security or such coupons, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Security which has matured or is about to mature or which has been called for redemption shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substituted Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish the Company and any paying agent with such security or indemnity as either may require to save it harmless from all risk, however remote, and, in case of destruction, loss or theft, evidence to the satisfaction of the Company of the destruction, loss or theft of such Security and of the ownership thereof.

         Every substituted Security of any series or coupon issued pursuant to the provisions of this Section 2.07 by virtue of the fact that any Security or coupon is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security or coupon shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series or coupons duly issued and delivered hereunder. All Securities and coupons shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and coupons and shall preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         Section 2.08. CANCELLATION OF SURRENDERED SECURITIES. All Securities surrendered for payment, redemption (whether through the operation of a Sinking Fund or otherwise), registration of transfer or exchange, and all coupons surrendered for payment, shall, if surrendered to any person other than the Trustee, be delivered to the Trustee for cancellation by it or, if surrendered to the Trustee, shall be cancelled by it, and all Securities delivered to the Trustee in discharge or satisfaction in whole or in part of any Sinking Fund payment (referred to in Section 3.04) shall be cancelled by the Trustee, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee will destroy cancelled Securities and coupons and deliver a certificate of destruction to the Company unless requested otherwise. If the Company shall acquire any of the Securities or coupons, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness or rights represented by such Securities or coupons unless and until the same are delivered or surrendered to the Trustee for cancellation.

         Section 2.09. PROVISIONS OF INDENTURE AND SECURITIES FOR THE SOLE BENEFIT OF THE PARTIES AND THE HOLDERS. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and the Holders of the Securities, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained, all its covenants, conditions and provisions being for the sole benefit of the parties hereto and the Holders.

         Section 2.10. COMPUTATION OF INTEREST. Except as otherwise specified as contemplated by Section 2.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE THREE

                    REDEMPTION OF SECURITIES -- SINKING FUND

         Section 3.01. APPLICABILITY OF ARTICLE. The Company may become obligated, or reserve the right, to redeem and pay, prior to Stated Maturity, all or any part of the Securities of any series, either by optional redemption, Sinking Fund or otherwise, by provision therefor in the instrument establishing such series of Securities pursuant to Section 2.01 or in the Securities of such series. Redemption of any series shall be made in accordance with the terms of such Securities and to the extent that this Article does not conflict with such terms, in accordance with this Article.

         Section 3.02. NOTICE OF REDEMPTION; SELECTION OF SECURITIES. In case the Company shall exercise the right or be obligated to redeem Securities as provided for in the first sentence of Section 3.01, it shall fix a date for redemption (unless, by the terms of the instrument establishing such series of Securities or the terms of such Securities, such date is fixed), and it or, at its request, the Trustee, in the name of and at the expense of the Company, shall give notice of such redemption to the Holders of the Securities to be redeemed as a whole or in part, with respect to registered Securities, by mailing a notice of such redemption not less than 20 nor more than 60 days prior to the date fixed for redemption to their last addresses as they shall appear upon the Security Register and, with respect to unregistered Securities, by publishing in an authorized newspaper notice of such redemption on two separate days, each of which is not less than 20 nor more than 60 days prior to the date fixed for redemption. Any notice which is mailed or published, as the case may be, in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder actually receives such notice. In any case, failure duly to give notice by mail, or any defect in the notice, to the Holder of any registered Security of any series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

         In case, by reason of the suspension of or irregularities in regular mail service, it shall be impractical to mail notice of any event to Holders of registered Securities when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         Each such notice of redemption shall specify the date fixed for redemption and the redemption price at which Securities are to be redeemed, and shall state that payment of the redemption price of the Securities or portions thereof to be redeemed, together with interest accrued to the date fixed for redemption, will be made at the offices or agencies to be maintained by the Company in accordance with the provisions of Section 4.02 upon presentation and surrender of such Securities and that, on and after such date, interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Securities of any series are to be redeemed, the notice to the Holders of Securities to be redeemed shall specify the

Securities to be redeemed. In case any Security is to be redeemed in part only, such notice shall state the portion of the principal amount thereof to be redeemed and shall state that, on and after the redemption date, upon surrender of such Security, a new Security or Securities of the same series in authorized denominations and in a principal amount at Stated Maturity equal to the unredeemed portion thereof will be issued.

         If less than all the Securities of any series are to be redeemed, the Company shall give the Trustee written notice, at least 15 days prior to the date on which notice is to be given to the Holders of such Securities (or such shorter period acceptable to the Trustee), as to the aggregate principal amount at Stated Maturity of Securities of such series to be redeemed, which shall be an integral multiple of $1,000, and thereupon the Trustee shall select, in such manner as it shall deem appropriate and fair, the Securities of such series to be redeemed in part and shall thereafter promptly notify the Company in writing of the numbers of the Securities so to be redeemed and, in the case of Securities to be redeemed in part only, the principal amount at Stated Maturity so to be redeemed.

         Section 3.03. WHEN SECURITIES CALLED FOR REDEMPTION BECOME DUE AND PAYABLE. If the Company has fixed a date for redemption pursuant to Section 3.02, the Securities or portions of Securities specified in the notice provided in Section 3.02 shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after such date fixed for redemption (unless the Company shall default in the payment of such Securities at the redemption price, together with interest accrued to the date fixed for redemption) interest on the Securities or portions of Securities so called for redemption shall cease to accrue. On presentation and surrender of such Securities on or after the date fixed for redemption at the place of payment specified in such notice, such Securities shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued to the dated fixed for redemption; PROVIDED, HOWEVER, that installments of interest becoming due on the date fixed for redemption on Securities which are in registered form shall be payable to the Holders of such Securities or of one or more previous such Securities evidencing all or a portion of the same debt as that evidenced by such particular Securities, registered as such on the relevant Record Dates according to their terms and the provisions of Section 2.03.

         Upon presentation of any Security which is redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, at the expense of the Company, a new Security or Securities of the same series in authorized denominations and in a principal amount at Stated Maturity equal to the unredeemed portion of the Security so presented.

         Section 3.04. SINKING FUND. In the event that the instrument establishing the terms of a particular series shall provide for a Sinking Fund, the Company covenants that as and for a Sinking Fund for the redemption of Securities of such series, so long as any of the Securities of such series are outstanding:

                  (a) It will pay to the Trustee or to a paying agent (or, if the Company is acting as its own paying agent, segregate and hold in trust as provided in Section 4.04), on or before each date set forth as a Sinking Fund payment date (each such date is herein called a "Sinking Fund payment date") in the instrument establishing such series, a sum in cash sufficient to retire on each such date, at the Sinking Fund redemption price provided for in such instrument and upon the conditions, if any, applicable thereto as specified in such instrument, the principal amount of such Securities as specified in such instrument, together with interest accrued to the Sinking Fund payment date. Each sum payable as provided in this paragraph (a) is herein called a "mandatory Sinking Fund payment."

                  (b) If the instrument establishing any series of Securities so provides, and upon the terms provided herein, the Company may elect to pay to the Trustee or to a paying agent (or, if the Company is acting as its own paying agent, segregate and hold in trust as provided in
         Section 4.04), on or before any Sinking Fund payment date with respect to a particular series of Securities, an additional sum in cash sufficient to retire on such Sinking Fund payment date, at the Sinking Fund redemption price, up to any additional principal amount of Securities, together with interest accrued to the Sinking Fund payment date set forth in such instrument. Any sum payable as provided in this paragraph (b) is herein called an "optional Sinking Fund payment." Any such election by the Company shall be evidenced by an Officers' Certificate, delivered to the Trustee not later than 60 days (or such shorter period acceptable to the Trustee) preceding such Sinking Fund payment date, which certificate shall set forth the amount of the optional Sinking Fund payment which the Company then elects to pay. The Company's election, so evidenced, shall be irrevocable and the Company shall, upon delivery of such certificate to the Trustee, become bound to pay or segregate and hold in trust as aforesaid on or before such Sinking Fund payment date the amount specified in such certificate. Unless otherwise provided in the instrument establishing such series, any such right to make an optional Sinking Fund payment shall be noncumulative and shall in no event relieve the Company of its obligation set forth in paragraph (a) of this Section 3.04.

         All moneys paid or segregated and held in trust pursuant to this
Section 3.04 shall be applied on the Sinking Fund payment date in respect of which such payment or segregation was made to the redemption of Securities as provided in this Article Three.

         Section 3.05. USE OF ACQUIRED SECURITIES TO SATISFY SINKING FUND OBLIGATIONS. In lieu of making all or any Sinking Fund payment in cash as may be required by Section 3.04(a), the Company may, not later than 60 days (or such shorter period acceptable to the Trustee) preceding any applicable Sinking Fund payment date relating to a particular series of Securities, deliver to the Trustee for cancellation Securities of such series theretofore acquired by the Company (otherwise than through the use of Sinking Fund moneys pursuant to Section 3.07) and not theretofore made the basis for the reduction of any Sinking Fund payment with respect to such series, accompanied by an Officers' Certificate stating the Company's election to use such Securities to reduce the amount of such Sinking Fund payment with respect to such series

(specifying the amount of the reduction of each such payment) and certifying that such Securities have not theretofore been acquired pursuant to Section 3.07 or made the basis for a reduction of any Sinking Fund payment with respect to such series. Securities so delivered shall be credited against the Sinking Fund payment due on such Sinking Fund payment date at the Sinking Fund redemption price thereof.

         Section 3.06. EFFECT OF FAILURE TO DELIVER OFFICERS' CERTIFICATE OR SECURITIES. In case of a failure of the Company, at or before the time provided above, to deliver any Officers' Certificate as may be required by Section 3.05, together with any Securities of the particular series required by Section 3.05, the Company shall not be permitted to make any such reduction of the amount of the Sinking Fund payment with respect to such series payable on such Sinking Fund payment date.

         Section 3.07. MANNER OF REDEEMING SECURITIES. The Securities of any series to be redeemed from time to time through the operation of any Sinking Fund relating to such series, as in Section 3.04 provided, shall be selected by the Trustee for redemption in the manner provided in Section 3.02, and notice thereof shall be given by the Trustee to the Company, and the Company hereby irrevocably authorizes the Trustee, in the name of and at the expense of the Company, to give notice on behalf of the Company of the redemption of such Securities, all in the manner and with the effect in this Article Three specified, except that, in addition to the matters required to be included in such notice by Section 3.02, such notice shall also state that the Securities therein designated for redemption are to be redeemed through operation of such Sinking Fund. Such Securities shall be so redeemed and paid in accordance with such notice in the manner and with the effect provided in Sections 3.02 and 3.03.

         Notwithstanding the foregoing, if at any time the amount of cash to be paid into any Sinking Fund with respect to a particular series of Securities on any next succeeding Sinking Fund payment date for such series, together with any unused balance of any preceding Sinking Fund payment or payments with respect to such series which shall not, in any case, include funds held by the Trustee for Securities of such series which previously have been called for redemption, shall not exceed in the aggregate $100,000, the Trustee, unless requested by the Company, shall not select Securities for or give notice of the redemption of Securities through the operation of the Sinking Fund with respect to such series on the next succeeding Sinking Fund payment date. Such unused balance of moneys deposited in the Sinking Fund with respect to a particular series of Securities shall be added to the next Sinking Fund payment for such series to be made in cash or, at the request of the Company, shall be applied at any time or from time to time to the purchase of Securities of such series, by public or private purchase, in the open market or otherwise.

         Section 3.08. SINKING FUND MONEYS TO BE HELD AS SECURITY DURING CONTINUANCE OF EVENT OF DEFAULT; EXCEPTIONS. Unless all Securities of any series then outstanding are to be redeemed, neither the Trustee nor any paying agent shall redeem any Securities of such series with Sinking Fund moneys if such person shall at the time have knowledge of the continuance of any Event of Default with respect to such series, except that where the mailing or publication of notice of redemption of any such Securities shall theretofore have been made, the Trustee or any paying agent, if sufficient funds shall have been deposited with it for such purpose, shall redeem such Securities. However, the Company itself shall not redeem any such Securities with Sinking Fund moneys during the continuance of any Event of Default with respect to such series. The Trustee shall not mail or publish any notice of redemption if it shall at the time have knowledge of the continuance of any Event of Default with respect to such series. Except as aforesaid, any moneys in the Sinking Fund with respect to such series at such time and any moneys thereafter paid into the Sinking Fund shall during such continuance be held as security for the payment of all Securities of that series; PROVIDED, HOWEVER, that in case such Event of Default with respect to such series shall have been waived as permitted by this Indenture or otherwise cured, such moneys shall thereafter be held and applied in accordance with the provisions of this Article Three.


                                  ARTICLE FOUR

                       PARTICULAR COVENANTS OF THE COMPANY

         Section 4.01. PAYMENTS OF PRINCIPAL OF (AND PREMIUM, IF ANY) AND INTEREST ON SECURITIES. The Company will duly and punctually pay or cause to be paid the principal of (and premium, if any) and interest, if any, on Securities of each series at the place, at the time or times and in the manner provided in the instrument establishing such series and in the Securities of such series. The interest on the Securities, if any, shall be payable (subject to the provisions of Section 2.03) only to or upon the written order of the Holders thereof or, in the case of unregistered Securities with coupons, the Holders of coupons relating thereto. Any installment of interest on registered Securities of any series may, at the Company's option be paid by mailing checks for such interest payable to or upon the written order of the person entitled thereto pursuant to Section 2.03 to the address of such person as it appears on the Security Register.

         In the case of Global Securities, each installment of interest on the Securities of any series shall be made by wire transfer of immediately available funds if appropriate wire transfer instructions in writing have been received by the Trustee not less than 15 days prior to the Interest Payment Date.

         Section 4.02. MAINTENANCE OF OFFICES OR AGENCIES FOR REGISTRATION OF TRANSFER, EXCHANGE AND PAYMENT OF SECURITIES AND FOR SERVICE ON THE COMPANY. As long as any of the Securities of any series remain outstanding, the Company will maintain one or more offices or agencies in the City of Chicago, and at such other locations as the Company may from time to time designate for any series of Securities, where such Securities may be presented for registration of transfer and exchange. The Corporate Trust Office shall be such office in the City of Chicago. The Trustee shall be the agent of the Company in the City of Chicago for all of the foregoing purposes, unless the Company shall designate and maintain some other office and agency for such purposes and give the Trustee written notice of the location thereof. The Company will give to the Trustee notice of the location of each such office or agency and of any change of location thereof.

         Section 4.03. APPOINTMENT TO FILL A VACANCY IN THE OFFICE OF TRUSTEE. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee for any one or more series of Securities, will appoint, in the manner provided in Section 7.10, a Trustee so that there shall at all times be a Trustee with respect to each series of Securities hereunder.

         Section 4.04. DUTIES OF PAYING AGENTS, ETC. (a) The Company shall cause each paying agent, if any, other than the Trustee, for any series of Securities, to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.04, that:

                  (1) it will hold all sums held by it as such agent for the payment of the principal of (and premium, if any) or interest on the Securities of such series (whether such sums have been paid to it by the Company or by any other obligor on the Securities of such series) in trust for the benefit of the Holders of the Securities of such series;

                  (2) it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities of such series) to make any payment of the principal of (or premium, if any) or interest on the Securities of such series when the same shall be due and payable;

                  (3) it will at any time during the continuance of an Event of Default with respect to such series of Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held by it as such agent; and

                  (4) it will give the Trustee prompt written notice of any change of address of any Holder of the Securities.

         Whenever the Company shall have one or more paying agents for any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on Securities of such series, deposit with such paying agent or agents a sum sufficient to pay such principal (and premium, if any) or interest on such Securities so becoming due.

         (b) If the Company shall act as its own paying agent for any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest, including dates fixed for redemption (including Sinking Fund payment dates), on the Securities of such series, set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such series a sum sufficient to pay such principal (and premium, if any) or interest on such Securities so becoming due. The Company will promptly notify the Trustee of any failure by the Company to take such action or the failure by any other obligor on the Securities of such series to make any payment of the principal of (or premium, if any) or interest on the Securities of such series when the same shall be due and payable.

         (c) Anything in this Section 4.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it or any paying agent hereunder, as required by this Section 4.04, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such paying agent.

         (d) Anything in this Section 4.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 4.04 is subject to the provisions of Section 12.03.

         Section 4.05. LIMITATION ON SECURED DEBT. (a) The Company will not, nor will it permit any Restricted Subsidiary to, incur, issue, assume or guarantee any indebtedness for money borrowed or any other indebtedness evidenced by notes, bonds, debentures or other similar evidence of indebtedness for money borrowed (hereinafter in this Article Four called "Debt") other than guarantees arising in connection with the sale, discount, guarantee or pledge of notes, chattel mortgages, leases, accounts receivable, trade acceptances and other paper arising, in the ordinary course of business, out of installment or conditional sales to or by, or transactions involving title retention with, distributors, dealers or other customers, of merchandise, equipment or services, secured by a mortgage, security interest, pledge, lien or other encumbrance (mortgages, security interests, pledges, liens and other encumbrances being hereinafter in this Article Four called "mortgage" or "mortgages") upon any Principal Property of the Company or any Restricted Subsidiary or upon any shares of stock or Debt of any Restricted Subsidiary (whether such Principal Property, shares of stock or Debt are now owned or hereafter acquired), except with respect to each series of Securities any Debt so secured on the date of issuance of such series, without in any such case effectively providing concurrently with the issuance, assumption or guaranty of any such Debt that the Securities (together with, if the Company shall so determine, any other indebtedness of or guaranteed by the Company or such Restricted Subsidiary ranking equally with the Securities and then existing or thereafter created) shall be secured equally and ratably with (or, at the option of the Company, prior to) such secured Debt, so long as such Debt shall be so secured; PROVIDED, HOWEVER, that the foregoing restrictions shall not apply to, and there shall be excluded from secured Debt in any computation under this Section, Debt secured by

                           (i) mortgages on property, shares of stock or Debt (hereinafter in this Article Four called "property") of any corporation existing at the time such corporation becomes a Restricted Subsidiary;

                           (ii) mortgages on property existing at the time of
                  acquisition of the affected property by the Company or a Restricted Subsidiary, or mortgages to secure the payment of all or any part of the purchase price of such property upon the acquisition of such property by the Company or a Restricted Subsidiary or to secure any Debt incurred by the Company or a Restricted Subsidiary prior to, at the time of, or within 180 days after the later of the acquisition, the completion of construction (including any improvements on an existing property) or the commencement of commercial operation of such property, which Debt is incurred for the purpose of financing all or any part of the purchase price thereof or construction or improvements thereon; PROVIDED, HOWEVER, that in the case of any such acquisition, construction or improvement the mortgage shall not apply to any property theretofore owned by the Company or a Restricted Subsidiary, other than, in the case of any such construction or improvement, any real property on which the property so constructed or the improvement is located which, in the opinion of the Board of Directors, was, prior to such construction or improvement, substantially unimproved for the use intended by the Company or such Restricted Subsidiary;

                           (iii)  mortgages on property of a Restricted
                  Subsidiary securing Debt owing to the Company or to another Restricted Subsidiary;

                           (iv) mortgages on property of a corporation existing at the time such corporation is merged into or consolidated with the Company or a Restricted Subsidiary or at the time of a sale, lease or other disposition of the properties of a corporation or firm as an entirety or substantially as an entirety to the Company or a Restricted Subsidiary; PROVIDED, HOWEVER, that any such mortgages do not attach to or affect property theretofore owned by the Company or such Restricted Subsidiary;

                           (v) mortgages on property owned or leased by the Company or a Restricted Subsidiary in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country or any political subdivision thereof, or in favor of holders of securities issued by any such entity, pursuant to any contract or statute (including, without limitation, mortgages to secure Debt of the pollution control or industrial revenue bond type), or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such mortgages;

                           (vi)   mortgages existing at the date of this
                  Indenture;

                           (vii) landlords' liens on fixtures located on premises leased by the Company or a Restricted Subsidiary in the ordinary course of business;

                           (viii) mortgages on property of the Company or a
                  Restricted Subsidiary to secure partial, progress, advance or other payments or any Debt incurred for the purpose of financing the cost of construction, development, or substantial repair, alteration or improvement of the property subject to such mortgages if the commitment for the financing is obtained not later than one year after the later of the completion of or the placing into operation (exclusive of test and start-up periods) of such constructed, developed, repaired, altered or improved property;

                           (ix) mortgages arising in connection with contracts and subcontracts with or made at the request of the United States of America, or any state thereof, or any department, agency or instrumentality of the United States or any state thereof;

                           (x) mechanics', materialmen's, carriers' or other like liens arising in the ordinary course of business (including construction of facilities) in respect of obligations which are not due or which are being contested in good faith;

                           (xi) any mortgage arising by reason of deposits with, or the giving of any form of security to, any governmental agency or any body created or approved by law or governmental regulations, which is required by law or governmental regulation as a condition to the transaction of any business, or the exercise of any privilege, franchise or license;

                           (xii)  mortgages for taxes, assessments or
                  governmental charges or levies not yet delinquent or mortgages for taxes, assessments or governmental charges or levies already delinquent but the validity of which is being contested in good faith;

                           (xiii) mortgages (including judgment liens) arising
                  in connection with legal proceedings so long as such proceedings are being contested in good faith and, in the case of judgment liens, execution thereon is stayed; or

                           (xiv) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any mortgage referred to in the foregoing clauses
                  (i) to (xiii), inclusive, PROVIDED, HOWEVER, that the principal amount of Debt secured or securable thereby shall not exceed the principal amount of Debt so secured or securable at the time of such extension, renewal or replacement mortgage, and that such extension, renewal or replacement mortgage shall be limited to all or a part of the property which secured the mortgage so extended, renewed or replaced (plus improvements on such property).

                  (b) Notwithstanding the foregoing provisions of this Section 4.05, the Company and any one or more Restricted Subsidiaries may issue, assume or guarantee Debt secured by mortgage which would otherwise be subject to the foregoing restrictions in an aggregate amount which, together with all other Debt of the Company and its Restricted Subsidiaries which (if originally issued, assumed or guaranteed at such time) would otherwise be subject to the foregoing restrictions (not including Debt permitted to be secured under clauses (i) through (xiv) above), does not at the time exceed 10% of Consolidated Net Tangible Assets, as shown on the latest quarterly consolidated financial statements of the Company preceding the date of determination.

         Section 4.06. LIMITATION ON SALE AND LEASE-BACK. The Company will not, nor will it permit any Restricted Subsidiary to, enter into any arrangement with any bank, insurance company or other lender or investor (not including the Company or any Restricted Subsidiary) or to which any such lender or investor is a party, providing for the leasing by the Company or any Restricted Subsidiary for a period, including renewals, in excess of three years, of any Principal Property of the Company or any Restricted Subsidiary (whether such Principal Property is now owned or hereafter acquired) (except for temporary leases for a term of not more than three years and except for leases between the Company and a Restricted Subsidiary or between Restricted Subsidiaries), which Principal Property has been or is to be sold or transferred more than one year after the acquisition thereof or after the completion of construction and commencement of full operation thereof, by the Company or such Restricted Subsidiary to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such Principal Property (herein referred to as a "Sale and Lease-Back Transaction"), unless either (a) the Company or such Restricted Subsidiary would be entitled, pursuant to the provisions of Section 4.05, to issue, assume or guarantee Debt secured by a mortgage upon such Principal Property at least equal in amount to the Attributable Debt in respect of such arrangement without equally and ratably securing the Securities, PROVIDED, HOWEVER, that from and after the date on which such arrangement becomes effective the Attributable Debt in respect of such arrangement shall be deemed for all purposes under Sections 4.05 and 4.06 to be Debt subject to the provisions of Section 4.05 or (b) the Company within 270 days after the sale or transfer shall have been made by the Company or by any such Restricted Subsidiary, applies an amount equal to the greater of (i) the net proceeds of the sale of the Principal Property sold and leased back pursuant to such arrangement and (ii) the fair market value of the Principal Property so sold and leased back at the time of entering into such arrangement (as determined by any two of the following: the chairman of the Board of Directors, its president, any vice president, its treasurer and its controller) to (x) the purchase of property, facilities or equipment (other than the property, facilities or equipment involved in such sale) having a value at least equal to the net proceeds of such sale or (y) the retirement of Debt of the Company (and any retirement of Securities of any series pursuant to this provision shall not be deemed to constitute a refunding operation or anticipated refunding operation for the purposes of any provision restricting any refunding operations with moneys borrowed having an interest cost to the Company in excess of a certain amount with respect to the Securities of such series); provided, that the amount to be applied to the retirement of Debt of the Company shall be reduced by (i) the principal amount of any Securities of any series (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be due and payable with respect to such series pursuant to a declaration in accordance with Section 6.01) delivered within 270 days after such sale to the Trustee for retirement and cancellation, and (ii) the principal amount of Debt, other than the Securities of any series, voluntarily retired by the Company within 270 days after such sale. Notwithstanding the foregoing, no retirement referred to in this clause (b) may be effected by payment at maturity or pursuant to any mandatory sinking fund payment or any mandatory prepayment provision.

         The term "Attributable Debt" shall mean the present value (discounted at the actual percentage rate inherent in such arrangement as determined in good faith by the Company, compounded semiannually) of the obligation of a lessee for rental payments during the remaining term of any lease (including any period for which such lease has been extended). Such rental payments shall not include amounts payable by the lessee for maintenance and repairs, insurance, taxes, assessments and similar charges and for contingent rents (such as those based on sales). In case of any lease which is terminable by the lessee upon the payment of a penalty, such rental payments shall also include such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated. Any determination of any actual percentage rate inherent in any such arrangement made in good faith by the Company shall be binding and conclusive, and the Trustee shall have no duty with respect to any determination made under this Section 4.06.

         Section 4.07. STATEMENT BY OFFICERS AS TO DEFAULT. The Company will deliver to the Trustee, on or before a date not more than four months after the end of each of its fiscal years ending after the date hereof during which any Securities are outstanding, an Officers' Certificate stating that neither of the signers thereof has any knowledge, after due investigation, of the existence of any Event of Default, or any event which could with the passage of time or notice mature into an Event of Default, by the Company under this Indenture or stating that they have knowledge of the existence of such an event of which the signers have knowledge and the nature thereof.

         Section 4.08. FURTHER INSTRUMENTS AND ACTS. The Company will, upon request of the Trustee, execute and deliver such further instruments and do such further acts as may reasonably be necessary or proper to carry out more effectually the purposes of this Indenture.


                                  ARTICLE FIVE

            HOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

         Section 5.01. COMPANY TO FURNISH TRUSTEE INFORMATION AS TO NAMES AND ADDRESSES OF HOLDERS. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee with respect to each series of Securities:

                  (a) semiannually, not more than 15 days after each Record Date for the payment of interest, and not less than 15 days before each interest payment, if any, with respect to such series of Securities (or, in the case of any series of Securities not having semiannual Record Dates, semiannually on the dates determined pursuant to Section
         2.01 for such series), a list, in such form as the Trustee may reasonably require of the names and addresses of the Holders of such series as of such Record Date; and

                  (b) at such other time as the Trustee may request in writing within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the date such list is furnished;

except that, so long as the Trustee is the Security Registrar with respect to such series of Securities, no such list need be furnished under this Section 5.01.

         Section 5.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.
(a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of Holders (1) contained in the most recent list furnished to it as provided in Section 5.01 and (2) received by it in the capacity of paying agent or Security Registrar (if so acting) hereunder.

         The Trustee may destroy any list furnished to it with respect to Securities of any series as provided in Section 5.01 upon receipt of a new list with respect to such series so furnished.

         (b) In case three or more Holders of registered Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each applicant has owned a Security of such series for a period of at least six months preceding the date of such application and such application states that the applicants desire to communicate with other Holders of Securities of such series with respect to their rights under this Indenture or under the Securities of such series, and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                  (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.02, or

                  (2) inform such applicants as to the approximate number of Holders of Securities of such series whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section 5.02, and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each such Holder whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.02, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of such Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If such Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, such Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Each and every Holder, by receiving and holding any Security, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Security Registrar nor any paying agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with the provisions of subsection (b) of this
Section 5.02, regardless of the source from which such information was derived, and that Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

         Section 5.03. REPORTS BY COMPANY. (a) The Company covenants and agrees to file with the Trustee, within 15 days after the Company is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with such Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then to file with the Trustee and such Commission, in accordance with rules and regulations prescribed from time to time by such Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

         (b) The Company covenants and agrees to file with the Trustee and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by such Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in its Indenture and the Securities as may be required from time to time by such rules and regulations.

         (c) The Company covenants and agrees to transmit to the Holders of Securities within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in subsection (c) of Section 5.04, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 5.03 as may be required by rules and regulations prescribed from time to time by the Securities and Exchange Commission.

         (d) The Company covenants to furnish to the Trustee, not less often than annually, a brief certificate from the principal executive officer, principal financial officer, principal treasurer or principal accounting officer of the Company as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

         Section 5.04. REPORTS BY TRUSTEE. (a) On or before May 15, 1999, and on or before May 15th in every year thereafter, so long as any Securities of any series, are outstanding hereunder, the Trustee shall transmit to the Holders of Securities of each such series as hereinafter in this Section 5.04 provided, and to the Company a brief report dated as of the preceding March 15th, with respect to any of the following events which may have occurred within the previous 12 months (but if no such event has occurred within such period no report need be transmitted):

                  (1) its eligibility under Section 7.09 and its qualifications under Section 7.08, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under such Sections, a written statement to such effect;

                  (2) the creation of or any material change to a relationship specified in paragraphs (1) through (10) of Section 310(b) of the Trust Indenture Act;

                  (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of such series, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than one-half of one percent of the principal amount at Stated Maturity of Securities of such series outstanding on the date of such report;

                  (4) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities of such series) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in paragraph
         (2), (3), (4) or (6) of subsection (b) of Section 7.13;

                  (5) the property and funds, if any, physically in the possession of the Trustee (as such) on the date of such report;

                  (6) any additional issue of Securities of such series which the Trustee has not previously reported; and

                  (7) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects any of the Securities of such series, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 6.07.

         (b) The Trustee shall transmit to Holders of Securities of each series, as hereinafter provided, and to the Company a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section 5.04 (or if no such report has yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities of such series on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate ten percent or less of the principal amount at Stated Maturity of Securities of such series outstanding at such time, such report to be transmitted within 90 days after such time.

         (c) Reports to Holders pursuant to this Section 5.04 shall be transmitted by mail:

                  (1) to all Holders of Registered Securities of each series entitled thereto, as the names and addresses of such Holders appear upon the Security Register with respect to such series;

                  (2) such Holders as have, within two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and

                  (3) except in the case of reports pursuant to subsection (b) of this Section 5.04, to each Holder whose name and address is preserved at the time by the Trustee, as provided in Section 5.02.

         (d) A copy of each such report shall, at the time of such transmission to such Holders, be filed by the Trustee with each stock exchange upon which the Securities of such series are listed and also with the Securities and Exchange Commission. The Company agrees to notify the Trustee when and as the Securities of any series become listed on any stock exchange.


                                   ARTICLE SIX

             REMEDIES OF THE TRUSTEE AND HOLDERS IN EVENT OF DEFAULT

         Section 6.01. EVENTS OF DEFAULT. In case one or more of the following Events of Default (unless it is either inapplicable to a particular series or it is specifically deleted from or modified in the instrument establishing such series and the form of Security for such series) shall have occurred and be continuing with respect to any series of Securities, that is to say:

                  (a) default in the payment of any installment of interest upon any Security of such series as and when the same shall become due and payable and continuance of such default for a period of 30 days; or

                  (b) default in the payment of principal of (or premium, if any, on) the Securities of such series as and when the same shall become due and payable either at Stated Maturity, upon redemption (whether through the operation of a Sinking Fund or otherwise), by declaration or otherwise, or default in the making of any mandatory Sinking Fund payment or optional Sinking Fund payment; or

                  (c) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Securities of such series, or in this Indenture contained and relating to such series, for a period of 60 days after the date on which written notice specifying such failure and requiring the Company to remedy the same shall have been given by registered or certified mail to the Company by the Trustee, or to the Company and the Trustee by the Holder of at least twenty-five percent in aggregate principal amount at Stated Maturity of the Securities of such series at the time outstanding; or

                  (d) the Company shall make an assignment for the benefit of creditors, or shall file a petition in bankruptcy, or the Company shall be adjudicated insolvent or bankrupt, or shall petition or shall apply to any court having jurisdiction in the premises for the appointment of a receiver, trustee, liquidator or sequestrator of, or for, the Company or any substantial portion of the property of the Company; or the Company shall commence any proceeding relating to the Company or any substantial portion of the property of the Company under any insolvency, reorganization, arrangement, or readjustment of debt, dissolution, winding-up, adjustment, composition or liquidation law or statute of any jurisdiction, whether now or hereafter in effect (hereinafter in this subsection (d) called "Proceeding"); or if there shall be commenced against the Company any Proceeding and an order approving the petition shall be entered, or such Proceeding shall remain undischarged for a period of 60 days; or a receiver, trustee, liquidator or sequestrator of, or for, the Company or any substantial portion of the property of the Company shall be appointed and shall not be discharged within a period of 60 days; or the Company by any act shall indicate consent to or approval of or acquiescence in any Proceeding or the appointment of a receiver, trustee, liquidator or sequestrator of, or for, the Company or any substantial portion of the property of the Company; PROVIDED THAT a resolution or order for winding-up the Company with a view to its consolidation, amalgamation or merger with another company or the transfer of its assets as a whole, or substantially as a whole, to such other company as provided in Section 11.01 shall not make the rights and remedies herein enforceable under this subsection (d) of Section 6.01 if such lastmentioned company shall, as a part of such consolidation, amalgamation, merger or transfer, and within 60 days from the passing of the resolution or the date of the order, comply with the conditions to that end stated in
         Section 11.01; or

                  (e) default under other indebtedness of the Company for money borrowed by the Company having unpaid principal in excess of the greater of (a) $10,000,000 or (b) 2 percent of the Company's Consolidated Net Tangible Assets or under any indenture or other instrument under which any such indebtedness having unpaid principal in excess of the greater of (a) $10,000,000 or (b) 2 percent of the Company's Consolidated Net Tangible Assets has been issued or by which it is governed, whether now existing or hereafter created, which results in such other indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, without such acceleration being rescinded or annulled within 60 days after the date on which written notice specifying such default and requiring the Company to remedy the same shall have been given by registered or certified mail to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least twenty-five percent in aggregate principal amount at Stated Maturity of the Securities of such series at the time outstanding;

then and in each and every such case, so long as such Event of Default with respect to such series shall not have been remedied or waived, unless the principal of all Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than twenty-five percent in aggregate principal amount at Stated Maturity of the Securities of such series then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by such Holders), may declare the principal (or, in the case of Original Issue Discount Securities, such principal amount as may be determined in accordance with the terms thereof) of all the Securities of such series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities of such series contained to the contrary notwithstanding. This provision, however, is subject to the condition that if at any time after the principal of the Securities of such series (or, in the case of Original Issue Discount Securities, such principal amount as may be determined in accordance with the terms thereof) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest, if any, upon all the Securities of such series and the principal of (and premium, if any, on) any and all Securities of such series which shall have become due otherwise than by such acceleration (with interest upon such principal (and premium, if any), and to the extent that payment of such interest is enforceable under applicable law, upon overdue installments of interest at the rate borne by the Securities of such series (or, in the case of Original Issue Discount Securities, at the yield to Stated Maturity) to the date of such payment or deposit), and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith, and any and all defaults under this Indenture, other than the nonpayment of the principal of Securities of such series which shall have become due by such acceleration, shall have been remedied -- then and in every such case the Holders of a majority in aggregate principal amount at Stated Maturity of the Securities of such series then outstanding, by written notice to the Company and to the Trustee, may waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

         In case the Trustee or any Holders shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee or such Holders, then and in every such case the Company, the Trustee and such Holders shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

         Section 6.02. COLLECTION OF INDEBTEDNESS BY TRUSTEE, ETC. The Company covenants that (1) in case default shall be made in the payment of any installment of interest on any Securities of any series, as and when the same shall become due and payable, and such default shall have continued for a period of 60 days, or (2) in case default shall be made in the payment of the principal of (or premium, if any, on) any Securities of any series when the same shall have become due and payable, whether at the Stated Maturity of the Securities of such series or upon redemption (whether through the operation of a Sinking Fund or otherwise) or upon declaration or otherwise -- then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holders of the Securities of such series, the whole amount that then shall have become due and payable on all such Securities for principal (and premium, if any) or interest, or both, as the case may be, with interest upon the overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest at the rate borne by the Securities of such series (or, in the case of Original Issue Discount Securities, at the yield to Stated Maturity); and, in addition thereto, such further amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

         In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon the Securities of such series and collect in the manner provided by law out of the property of the Company or other obligor upon the Securities of such series wherever situated the moneys adjudged or decreed to be payable.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization or other similar judicial proceedings relative to the Company, its creditors, or its property, the Trustee (irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.02) shall, if permitted by law, be entitled and empowered to file and prove a claim or claims for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities of such series to which the Trustee or the Holders of the Securities of such series shall be entitled, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of such Holders hereunder or on the Securities of such series allowed in such judicial proceedings, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amount payable to the Trustee for compensation and expenses, including counsel fees; and any trustee in bankruptcy or receiver is hereby authorized by each of such Holders to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to such Holders, to pay the Trustee any amount due to it for compensation and expenses, including counsel fees, incurred by it to the date of such payment. Nothing herein contained shall be deemed to authorize or empower the Trustee, except in accordance with action taken under Article Nine, to consent to or accept or adopt, on behalf of any Holder, any plan of reorganization or readjustment of the Company affecting the Securities of any series or the rights of any Holder thereof, or to authorize or empower the Trustee to vote in respect of the claim of any such Holder in any such proceedings.

         All rights of action and of asserting claims under this Indenture, or under any Securities of any series, may be enforced by the Trustee without the possession of any such Securities, or the production thereof at trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment (except for any amounts payable to the Trustee pursuant to Section 7.06) shall be for the ratable benefit of the Holders in respect of which the action was taken.

         In case of an Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

         Section 6.03. APPLICATION OF MONEYS COLLECTED BY TRUSTEE. Any moneys collected by the Trustee, pursuant to Section 6.02 on account of a default relating to a particular series of Securities, shall be applied in the order following, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal (or premium, if any) or interest, upon presentation of the several Securities of such series and coupons appertaining thereto, if any, and the notation thereon of the payment, if only partially paid, and upon surrender thereof if fully paid:

                  FIRST: To the payment of costs and expenses of collection, and reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all sums due the Trustee pursuant to Section 7.06 hereof;

                  SECOND: In case the principal of the Securities of such series shall not have become due, to the payment of interest on the Securities of such series, in the order of the maturity of the installments of such interest, with interest (to the extent that such interest may be lawfully paid under applicable law and has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Securities of such series (or, in the case of Original Issue Discount Securities, at the yield to Stated Maturity), such payments to be made ratably to the persons entitled thereto without discrimination or preference;

                  THIRD: In case the principal of the Securities of such series shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities of such series for principal (and premium, if any) and interest, with interest on the overdue principal (and premium, if any) and (to the extent that such interest may be lawfully paid under applicable law and has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Securities of such series (or, in the case of Original Issue Discount Securities, at the yield to Stated Maturity); and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal (and premium, if any) and interest, without preference or priority of principal (and premium, if any) over interest, or of interest over principal (and premium, if any), or of any installment of interest over any other installment of interest, or of any Securities of such series over any other Securities of such series, ratably to the aggregate of such principal (and premium, if any) and accrued and unpaid interest; and

                  FOURTH: The remainder, if any, shall be paid to the Company, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

         Section 6.04. LIMITATION ON SUITS BY HOLDERS. No Holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceedings at law or in equity upon or under or with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of an Event of Default with respect to Securities of that series and unless the Holders of not less than twenty-five percent in aggregate principal amount at Stated Maturity of the then outstanding Securities of such series shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceedings and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.06; it being understood and intended, and being expressly covenanted by the taker and Holder of any Security of any series with every other such taker and Holder and the Trustee, that no one or more Holders of such Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the Holders of any other such Securities or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of such Securities. For the protection and enforcement of the provisions of this Section 6.04, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Notwithstanding the foregoing paragraph or any other provision in this Indenture, however, any right of any Holder to receive payment of the principal of (and premium, if any) and interest on any Security on or after the respective due dates expressed in such Security (including any date fixed for redemption pursuant hereto, including any Sinking Fund payment date) or to institute suit for the enforcement of any such payment on or after such respective dates shall not be impaired or affected without the consent of such Holder.

         Section 6.05. REMEDIES CUMULATIVE; DELAY OR OMISSION IN EXERCISE OF RIGHTS NOT A WAIVER OF DEFAULT. All powers and remedies given by this Article Six to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder to exercise any right or power accruing upon any default occurring and continuing as aforesaid, shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article Six or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

         Section 6.06. RIGHTS OF HOLDERS OF MAJORITY IN PRINCIPAL AMOUNT OF SECURITIES OF ANY SERIES TO DIRECT TRUSTEE AND TO WAIVE DEFAULT. The Holders of a majority in aggregate principal amount at Stated Maturity of the Securities of any series at the time outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to Securities of such series; PROVIDED, HOWEVER, that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture, and that subject to the provisions of Section 7.01 hereof, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel shall determine that the action so directed may not lawfully be taken, or if the Trustee shall by a responsible officer or officers determine that the action so directed would involve it in personal liability or would be unjustly prejudicial to Holders of Securities of such series not taking part in such direction; and PROVIDED FURTHER, that nothing in this Indenture contained shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction by such Holders.

Prior to the declaration of the maturity of the Securities of any series as provided in Section 6.01, the Holders of a majority in aggregate principal amount at Stated Maturity of the Securities of such series at the time outstanding may on behalf of the Holders of all of the Securities of such series waive any past default hereunder and its consequences, except a default in the payment of the principal of (and premium, if any) or interest on any of the Securities of such series. In case of any such waiver, the Company, the Trustee and the Holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         Section 6.07. TRUSTEE TO GIVE NOTICE OF DEFAULT KNOWN TO IT, BUT MAY WITHHOLD SUCH NOTICE IN CERTAIN CIRCUMSTANCES. The Trustee shall, within 90 days after the occurrence of a default, give to the Holders of all then outstanding Securities, in the manner and to the extent provided in subsection (c) of
Section 5.04, notice of all defaults known to the Trustee with respect to such Securities, unless such defaults shall have been cured or waived before the giving of such notice (the term "default" or defaults" for the purposes of this Section 6.07 being hereby defined to be any event or events, as the case may be, specified in clauses (a), (b), (c), (d) and (e) of Section 6.01, not including periods of grace, if any, provided for therein and irrespective of the giving of the written notice specified in clauses (c) and (e) of Section 6.01); PROVIDED THAT, except in the case of default in the payment of the principal of (or premium, if any, on) or interest on any of the Securities of any series or in the making of any Sinking Fund payment, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or responsible officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders thereof.

         Section 6.08. REQUIREMENT OF AN UNDERTAKING TO PAY COSTS IN CERTAIN SUITS UNDER THE INDENTURE OR AGAINST THE TRUSTEE. All parties to this Indenture agree, and each Holder by his acceptance of any Security shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.08 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than ten percent in principal amount at Stated Maturity of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security, on or after the respective due dates expressed in such Security (including any date fixed for redemption, including any Sinking Fund payment date).

         Section 6.09. WAIVER OF STAY OR EXTENSION LAWS. The Company covenants and agrees (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in



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any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SEVEN

                             CONCERNING THE TRUSTEE

         Section 7.01. CERTAIN DUTIES AND RESPONSIBILITIES. The Trustee, prior to the occurrence of an Event of Default with respect to a particular series of Securities and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to a particular series of Securities has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture relating to such series, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that:

                  (a) prior to the occurrence of an Event of Default with respect to a particular series of Securities and after the curing or waiving of all Events of Default which may have occurred with respect to such series:

                           (1) the duties and obligations of the Trustee shall
                  be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (2) in the absence of bad faith on the part of the
                  Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;



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



                  (b) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (c) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith relating to Securities of any series in accordance with the direction of the Holders of not less than a majority in principal amount at Stated Maturity of the Securities of such series at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, with respect to the Securities of such series under this Indenture; and

                  (d) whether or not therein so provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to the Trustee, shall be subject to the provisions of this Section.

         None of the provisions of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate security or indemnity against such risk or liability is not reasonably assured to it.

         Section 7.02. CERTAIN RIGHTS OF TRUSTEE. Except as otherwise provided in Section 7.01:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a Company Direction (unless other evidence in respect thereof is herein specifically prescribed), and any resolution of the Board of Directors of the Company shall be evidenced to the Trustee by a Certified Board Resolution;

                  (c) the Trustee may consult with counsel and the advice of such counsel or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (e) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                  (f) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval or other paper or document, unless requested in writing to do so by the Holders of a majority in aggregate principal amount at Stated Maturity of Securities of any series then outstanding; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is not, in the opinion of the Trustee, reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding; the reasonable expense of every such investigation shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         Section 7.03. TRUSTEE NOT LIABLE FOR RECITALS IN INDENTURE OR IN SECURITIES. The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities of any series. The Trustee represents that it is duly authorized to execute and deliver this Indenture and perform its obligations hereunder. The Trustee shall not be accountable for the use or application by the Company of any of the Securities of any series or of the proceeds thereof.

         Section 7.04. TRUSTEE, PAYING AGENT OR SECURITY REGISTRAR MAY OWN SECURITIES. The Trustee or any paying agent or Security Registrar with respect to any series of Securities, in its individual or any other capacity, may become the owner or pledgee of Securities of such series with the same rights it would have if it were not Trustee, paying agent or Security Registrar with respect to such Securities.

         Section 7.05. MONEYS RECEIVED BY TRUSTEE TO BE HELD IN TRUST. Subject to the provisions of Article Twelve hereof, all moneys received by the Trustee shall, until used or applied as



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



herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

         Section 7.06. COMPENSATION AND REIMBURSEMENT. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such reasonable compensation for all services rendered by it hereunder as is mutually agreed upon by the Company and the Trustee (which shall not be limited by any provisions of law in regard to the compensation of a trustee of an express trust), and, except as otherwise expressly provided, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents, attorneys and counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. If any property other than cash shall at any time be subject to a lien in favor of the Holders, the Trustee, if and to the extent authorized by a receivership or bankruptcy court of competent jurisdiction or by the supplemental instrument subjecting such property to such lien, shall be entitled to make advances for the purpose of preserving such property or of discharging tax liens or other prior liens or encumbrances thereon. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense (including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder) incurred without negligence or bad faith on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust. The obligations of the Company under this Section 7.06 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of the Indenture and the resignation or removal of the Trustee. Such additional indebtedness shall be secured by a lien, prior to that of the Securities of any series with respect to which the indebtedness arose, upon all property and funds held or collected by the Trustee, as such, relating to such series except funds held in Trust for the payment of principal of (and premium, if any) or interest on Securities of such series.

         Section 7.07. RIGHT OF TRUSTEE TO RELY ON AN OFFICERS' CERTIFICATE WHERE NO OTHER EVIDENCE SPECIFICALLY PRESCRIBED. Except as otherwise provided in
Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

         Section 7.08. DISQUALIFICATION OF TRUSTEE; CONFLICTING INTERESTS. If the Trustee has or shall acquire any conflicting interest, as defined in the Trust Indenture Act, then, within 90 days after ascertaining that it has such conflicting interest, and if the default (as defined in the Trust Indenture Act) to which such conflicting interest relates has not been cured or waived or otherwise eliminated before the end of such 90-day period, the Trustee shall either eliminate such conflicting interest or resign in the manner and with the effect specified in the Trust Indenture Act and this Indenture.

         Section 7.09. REQUIREMENTS FOR ELIGIBILITY OF TRUSTEE. The Trustee hereunder shall at all times be a corporation or banking association organized and doing business under the laws of the United States of America or of any State or of the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.

         Section 7.10. RESIGNATION AND REMOVAL OF TRUSTEE. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign as Trustee with respect to any series of Securities by giving written notice of resignation to the Company and by giving notice thereof to the Holders of the Securities of such series in the manner and to the extent provided in subsection (c) of
Section 5.04. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee with respect to the Securities of such series shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder who has been a bona fide Holder of a Security or Securities of the affected series for at least six months may, subject to the provisions of Section 6.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee with respect to the Securities of such series. Such court may thereupon, after such notice, if any, as it may deem proper and advisable, appoint a successor trustee with respect to the Securities of such series.

         (b) In case at any time any of the following shall occur:

                  (1) the Trustee shall fail to comply with the provisions of subsection (a) of Section 7.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security or Securities of the affected series for at least six months, or

                  (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee with respect to all Securities of any affected series and appoint a successor trustee thereof by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or subject to the provisions of Section 6.08, any Holder who has been a bona fide Holder of a Security or Securities of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee thereof. Such court may thereupon, after such notice, if any, as it may deem proper and advisable, remove the Trustee and appoint a successor trustee with respect to the Securities of such series.

         (c) The Holders of a majority in aggregate principal amount at Stated Maturity of the Securities of any series at the time outstanding may at any time remove the Trustee with respect to the Securities of such series and appoint a successor trustee therefor by the delivery to the Trustee so removed, to the successor trustee and to the Company of the evidence provided for in Section
8.01 of the action in that regard taken by such Holders.

         (d) Any resignation or removal of the Trustee and any appointment of a successor trustee for the Securities of any series pursuant to any of the provisions of this Section 7.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

         Section 7.11. ACCEPTANCE BY SUCCESSOR TO TRUSTEE. (a) No successor trustee with respect to any series of Securities shall accept appointment as provided in this Section 7.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09.

         (b) In case of the appointment hereunder of a successor trustee with respect to all Securities, every such successor trustee so appointed shall execute, acknowledge and deliver to the Company and to its predecessor Trustee as provided in Section 7.10 an instrument accepting such appointment, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance shall become vested with all the rights, powers, trusts and duties of the predecessor Trustee with respect to all such Securities; but, on the request of the Company or the successor trustee, such predecessor Trustee, with like effect as if originally named as Trustee herein, shall, upon payment of its charges, execute and deliver an instrument transferring to such successor trustee all the rights, powers and trusts of the predecessor Trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such predecessor Trustee hereunder subject, nevertheless, to its lien, if any, provided for in Section 7.06.

         (c) In case of the appointment hereunder of a successor trustee with respect to the Securities of one or more (but not all) series, the Company, the predecessor Trustee and each successor trustee with respect to the Securities of the affected series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates,
(2) if the predecessor Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of that or those series as to which the predecessor Trustee is not resigning shall continue to be vested in the predecessor Trustee and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee; and upon the execution and delivery of such supplemental indenture, the resignation or removal of the predecessor Trustee shall become effective to the extent provided therein and each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates; but, on request of the Company or any successor trustee, such predecessor Trustee shall duly assign, transfer and deliver to such successor trustee all property and money held by such predecessor Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor trustee relates.

         (d) Upon acceptance of appointment by a successor trustee with respect to any series of Securities as provided in this Section 7.11, the Company shall give notice of the succession of such trustee and the address of its Corporate Trust Office to all Holders of Securities of any such series in the manner and to the extent provided in subsection (c) of Section 5.04. If the Company fails to provide such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be provided at the expense of the Company.

         Section 7.12. SUCCESSOR TO TRUSTEE BY MERGER, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09 without the execution or filing of any paper or any further act on the part on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of the particular series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and in case at that time any of the Securities of such series shall not have been authenticated, any successor Trustee with respect to the Securities of such series may authenticate such Securities either in the name of any predecessor hereunder with the consent of such predecessor if the predecessor still exists, which consent shall not unreasonably be withheld, or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in such Securities or in this Indenture provided that the certificate of authentication of the Trustee shall have; PROVIDED, HOWEVER, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities of the particular series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         Section 7.13.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

         (a) Subject to the provisions of subsection (b) of this Section 7.13, if the Trustee in its individual capacity shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company or of any other obligor on any Securities within three months prior to a default, as defined in subsection (c) of this Section 7.13, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities (as defined in subsection (c) of this Section 7.13):

                  (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

                  (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:

                  (A) to retain for its own account (i) payments made on account of any such claim by any person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable state law;

                  (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

                  (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving, that at the time such property was so received, the Trustee had no reasonable cause to believe that a default as defined in subsection (c) of this Section
         7.13 would occur within three months; or

                  (D) to receive payment of any claim referred to in paragraph
         (B) or (C), against the release of any property held as security for such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

         For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any such paragraphs is created in renewal of, or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

         If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable state law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee, the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the

United States Code or applicable state law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable state law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership, or proceeding for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

         Any Trustee who has resigned or been removed after the beginning of such three months' period shall be subject to the provisions of this subsection
(a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

                  (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three months' period; and

                  (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

         (b) There shall be excluded from the operation of subsection (a) of this Section 7.13 a creditor relationship arising from:

                  (1) the ownership or acquisition of securities issued under any indenture or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                  (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in Section 5.04;

                  (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                  (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c) of this Section 7.13;

                  (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the United States Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

                  (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c) of this Section 7.13.

         (c) As used in this Section 7.13:

                  (1) The term "default" shall mean any failure to make payment in full of the principal or interest upon any Security of any series or upon the other indenture securities when and as such principal or interest becomes due and payable.

                  (2) The term "other indenture securities" shall mean securities upon which the Company is an obligor (as defined in the Trust Indenture Act of 1939) outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of subsection (a) of this
         Section 7.13, and (C) under which a default exists at the time of the apportionment of the funds and property held in said special account.

                  (3) The term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

                  (4) The term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

                  (5) The term "Company" shall mean any obligor upon any Security.

         Section 7.14. APPOINTMENT OF ADDITIONAL AND SEPARATE TRUSTEES. Whenever the Trustee shall deem it necessary or prudent in order to conform to any law of any jurisdiction, or the Trustee shall be advised by counsel, satisfactory to it, that it is necessary or prudent in the interest of the Holders of Securities of any series or in the event that the Trustee shall have been requested to do so by the Holders of a majority in principal amount at Stated Maturity of the Securities of any series at the time outstanding, the Trustee and the Company shall execute and deliver an indenture supplemental hereto and all other instruments and agreements necessary or proper to constitute another bank or trust company, or one or more persons appointed by the Company, either to act as additional trustee or trustees hereunder, jointly with the Trustee, or to act as separate trustee or trustees hereunder, in any such case with such powers with respect to the affected series of Securities as may be provided in such indenture supplemental hereto, and to vest in such bank, trust company or person as such additional trustee or separate trustee, as the case may be, any property, title, right, power, duty or obligation of the Trustee with respect to the affected series of Securities deemed necessary or advisable by the Trustee, subject to the provisions of this Section 7.14 below set forth. In the event the Company shall not have joined in the execution of such indenture supplemental hereto within ten days after the receipt of a written request from the Trustee so to do, or in case an Event of Default with respect to the particular series of Securities shall occur and be continuing, the Trustee may act under the foregoing provisions of this Section 7.14 without the concurrence of the Company; and the Company hereby appoints the Trustee its agent and attorney-in-fact to act for it under the foregoing provisions of this Section
7.14 in either of such contingencies. The Trustee may execute, deliver and perform any deed, conveyance, assignment or other instrument in writing as may be required by any additional trustee or separate trustee for more fully and certainly vesting in and confirming to it any property, title, right or powers with respect to the affected series of Securities conveyed or conferred to or upon such additional trustee or separate trustee, and the Company shall, upon the Trustee's request, join therein and execute, acknowledge and deliver the same; and the Company hereby makes, constitutes and appoints the Trustee its agent and attorney-in-fact for it and in its name, place and stead to execute, acknowledge and deliver any such deed, conveyance, assignment or other instrument with respect to the affected series of Securities in the event that the Company shall not itself execute and deliver the same within ten days after receipt by it of such request so to do. Any supplemental indenture executed pursuant to the provisions of this Section 7.14 shall conform to the provisions of the Trust Indenture Act of 1939 as in effect as of the date of such supplemental indenture.

         Every additional trustee and separate trustee hereunder shall, to the extent permitted by law, be appointed and act, and the Trustee shall act with resect to a particular series of Securities, subject to the following provisions and conditions:

                  (1) the Securities of such series shall be authenticated by the Trustee and all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody, investment and payment of moneys shall be exercised solely by the Trustee;

                  (2) all other rights, powers, duties and obligations with respect to the Securities of such series conferred or imposed upon the Trustee and such additional trustee or separate trustee or any of them shall be conferred or imposed upon and exercised or performed by the Trustee and such additional trustee or trustees and separate trustee or trustees jointly, except to the extent that, under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations with respect to the Securities of such series shall be exercised and performed by such additional trustee or trustees or separate trustee or trustees;

                  (3) no power hereby given to, or with respect to which it is hereby provided may be exercised by, any such additional trustee or separate trustee with respect to a particular series of Securities shall be exercised hereunder by such additional trustee or separate trustee except with the consent of the Trustee; and

                  (4) No trustee with respect to a particular series of Securities hereunder shall be personally liable by reason of any act or omission of any other trustee with respect to such series of Securities hereunder.

If at any time the Trustee shall deem it no longer necessary or prudent in order to conform to any such law or shall be advised by counsel that it is no longer so necessary or prudent in the interest of the Holders of Securities of any series or in the event that the Trustee shall have been requested to do so in writing by the Holders of a majority in principal amount at Stated Maturity of the Securities of such series at the time outstanding, the Trustee and the Company shall execute and deliver an indenture supplemental hereto and all other instruments and agreements necessary or proper to remove any additional trustee or separate trustee with respect to such series. In the event that the Company shall not have joined in the execution of such indenture supplemental hereto, instruments and agreements, the Trustee may act on behalf of the Company to the same extent provided above.

         Any additional trustee or separate trustee with respect to any series of Securities may at any time by an instrument in writing constitute the Trustee, its agents or attorney-in-fact with full power and authority, to the extent which may be authorized by law, to do all acts and things and exercise all discretions which it is authorized or permitted to do or exercise with respect to such series, for and in its behalf and in its name. In case any such additional trustee or separate trustee shall die, become incapable of acting, resign or be removed, all the assets, property, rights, powers, trusts, duties and obligations of such additional trustee or separate trustee with respect to such series, as the case may be, so far as permitted by law, shall vest in and be exercised by the Trustee, without the appointment of a new successor to such additional trustee



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



or separate trustee unless and until a successor with respect to such series is appointed in the manner hereinbefore provided.

         Any request, approval or consent in writing by the Trustee to any additional trustee or separate trustee of any series of Securities shall be sufficient warrant to such additional trustee or separate trustee, as the case may be, to take such action with respect to the particular series of Securities as may be so requested, approved or consented to.

         Each additional trustee or separate trustee appointed pursuant to this
Section 7.14 shall be subject to, and shall have the benefit of, Articles Six, Seven (other than Section 7.09) and Eight hereof and the following Sections of this Indenture shall be specifically applicable to each additional trustee and separate trustee: 5.04(a) (except to the extent that reference therein is made to its eligibility under Section 7.09), (b), (c) and (d), 6.02, 6.07, 7.01, 7.06 and 7.13; PROVIDED, HOWEVER, that no resignation of an additional or separate trustee pursuant to Section 7.10 hereof shall be conditioned in any sense whatever upon the appointment of a successor to such trustee.


                                  ARTICLE EIGHT

                             CONCERNING THE HOLDERS

         Section 8.01. EVIDENCE OF ACTION BY HOLDERS. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount at Stated Maturity of the Securities of any series may take any action (including the making of any demand or request, the giving of any direction, notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Holders in person or by agent or proxy appointed in writing, or (b) by the record of such Holders voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article Nine, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Holders.

         Section 8.02. PROOF OF EXECUTION OF INSTRUMENTS AND OF HOLDING OF SECURITIES. Subject to the provisions of Sections 7.01, 7.02 and 9.05, proof of the execution of any instrument by a Holder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as shall be satisfactory to the Trustee.

         The ownership of a registered Security shall be proved by the Security Register relating to the series or by a certificate of the Security Registrar.

         The ownership of an unregistered Security or any coupon attached to such Security at its issuance shall be proved by the production of such Security or coupon or, with respect to unregistered Securities only, by a certificate executed by any trust company, bank, broker or



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



other depositary, wherever situated, if such certificate shall be acceptable to the Trustee, showing that at the date therein mentioned such person had on deposit with such depositary, or exhibited to it, the Securities therein described; or such facts may be proved by the certificate or affidavit of the person holding such Security, if such certificate or affidavit is acceptable to the Trustee. The Trustee and the Company may assume that such ownership of any unregistered Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Security is produced, (2) such Security is produced by some other person or (3) such Security is no longer outstanding. The amount of unregistered Securities held by any person may also be proved in any other manner which the Trustee deems sufficient.

         The Trustee may require such additional proof of any matter referred to in this Section 8.02 as it shall deem necessary.

         The record of any meeting of Holders shall be proved in the manner provided in Section 9.06.

         Section 8.03. WHO MAY BE DEEMED OWNER OF SECURITIES. Prior to due presentment for registration of transfer of a registered Security of any series, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the person in whose name such Security shall be registered or, in the case of unregistered Securities, the bearer thereof or the owner thereof determined, pursuant to Section 8.02, as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone) for the purpose of receiving payment of or on account of the principal of (and premium, if any) and interest on such Security and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary; and all such payments so made to any such Holder for the time being, or upon his order, shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

         Section 8.04. SECURITIES OWNED BY COMPANY OR CONTROLLED OR CONTROLLING COMPANIES DISREGARDED FOR CERTAIN PURPOSES. In determining whether the Holders of the requisite aggregate principal amount at Stated Maturity of Securities of any series have concurred in any direction, consent or waiver under this Indenture, Securities of such series which are owned by the Company or any other obligor on the Securities of such series or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities of such series shall be disregarded and deemed not to be outstanding for the purposes of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities of such series which the Trustee knows are so owned shall be so disregarded. Securities of such series so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 8.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not the Company or any other obligor on the Securities of such series or a person directly or



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



indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection for the Trustee.

         Section 8.05. INSTRUMENTS EXECUTED BY HOLDERS BIND FUTURE HOLDERS. At any time prior to (but not after) the evidencing to the Trustee, as provided in
Section 8.01, of the taking of any action by the Holders of the percentage in aggregate principal amount at Stated Maturity of the Securities of any series specified in this indenture in connection with such action, any Holder of a Security of such series which is shown by the evidence to be included in the Securities of the particular series the Holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security, and of any Security issued upon registration of transfer thereof or in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Security or such other Security. Any action taken by the Holders of the percentage in aggregate principal amount at Stated Maturity of the Securities of any series specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all such Securities.

         Section 8.06. RECORD DATE FOR DETERMINATION OF HOLDERS ENTITLED TO VOTE. The Company may, in the circumstances permitted by the Trust Indenture Act, set a Record Date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action or, in the case of any such vote, prior to such vote, the Record Date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 4.01) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly appointed proxies) shall be entitled to give or take, or vote on, the relevant action.


                                  ARTICLE NINE

                         HOLDERS' MEETINGS AND CONSENTS

         Section 9.01. PURPOSES FOR WHICH MEETING MAY BE CALLED. A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to the provisions of this Article Nine for any of the following purposes:

                  (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders of Securities of such series pursuant to any of the provisions of Article Six;

                  (2) to remove the Trustee and appoint a successor trustee with respect to Securities of such series pursuant to the provisions of Article Seven;

                  (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

                  (4) to take any other action to be taken by or on behalf of the Holders of any specified aggregate principal amount at Stated Maturity of Securities of such series under any other provision of this Indenture or under applicable law.

         Section 9.02. MANNER OF CALLING MEETINGS. The Trustee may at any time call a meeting of Holders of Securities of any series to take any action specified in Section 9.01, to be held at such time and at such place in the Borough of Manhattan, The City and State of New York, or at such other location as the Trustee shall determine. With respect to registered Securities of any series, notice of every such meeting, setting forth the time and the place of such meeting, and in general terms the action proposed to be taken at such meeting, shall be mailed to such Holders at their addresses as they shall appear on the Security Register with respect to such Securities. With respect to unregistered Securities of any series, notice of every such meeting shall be published in an authorized newspaper on two separate days. Such notice shall be provided not less than 20 nor more than 120 days prior to the date fixed for the meeting.

         Section 9.03. CALL OF MEETINGS BY COMPANY OR HOLDERS. In case at any time the Company, pursuant to a Certified Board Resolution, or the Holders of at least ten percent in aggregate principal amount at Stated Maturity of Securities of any series then outstanding shall have requested the Trustee to call a meeting of Holders of Securities of such series to take any action authorized in
Section 9.01 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have provided the notice of such meeting within 20 days after receipt of such request, then the Company or the Holders of such Securities in the amount above specified may determine the time and the place in the Borough of Manhattan, The City and State of New York, for such meeting and may call such meeting by providing notice thereof as provided in Section 9.02.

         Section 9.04. WHO MAY ATTEND AND VOTE AT MEETINGS. To be entitled to vote at any meeting of Holders of a particular series of Securities, a person shall (a) be a Holder of one or more Securities of such series or (b) be a person appointed by an instrument in writing as proxy by a Holder of one or more Securities of such series. The only persons who shall be entitled to be present or to speak at any meeting of Holders of a particular series of Securities shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

         Section 9.05. REGULATIONS MAY BE MADE BY TRUSTEE. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a particular series, in regard to proof of the holding of Securities of such series and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem necessary. Except as otherwise permitted or required by any such regulations, the holding of Securities of such series shall be proved in the manner specified in Section
8.02 and the appointment of any proxy shall be proved in the manner specified in
Section 8.02.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 9.03, in which case the Company or such Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting may be elected by vote of the Holders of a majority in principal amount at Stated Maturity of Securities of the particular series represented at the meeting and entitled to vote.

         Subject to the provisions of Section 8.04, at the meeting each Holder of Securities of the particular series or proxy entitled to vote shall have one vote for each $1,000 principal amount at Stated Maturity of Securities of such series held or represented by him; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Security of such series challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities of such series held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Holders of Securities of the particular series. At any meeting of Holders duly called pursuant to the provisions of Section 9.02 or Section 9.03, the presence of persons holding or persons representing Securities of the particular series in an aggregate principal amount at Stated Maturity sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but, if less than a quorum be present, the meeting may be adjourned from time to time by the Holders of a majority in principal amount at Stated Maturity of the Securities of such series represented at the meeting and entitled to vote, and the meeting may be held as so adjourned without further notice.

         Section 9.06. MANNER OF VOTING AT MEETINGS AND RECORD TO BE KEPT. The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders or proxies entitled to vote. The chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting, of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 9.02. The record shall be signed and verified by the affidavits of the chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         Section 9.07. WRITTEN CONSENT IN LIEU OF MEETINGS. The written authorization or consent of the requisite percentage herein provided of Holders of Securities of any series entitled to vote at any meeting of Holders of Securities of a particular series, evidenced as provided in Article Eight and filed with the Trustee, shall be effective in lieu of a meeting of such Holders with respect to any matter provided for in this Article Nine.

         Section 9.08. NO DELAY OF RIGHTS BY MEETING. Nothing in this Article Nine contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders of Securities of any series, or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders of Securities of such series under any of the provisions of this Indenture or of the Securities of such series.


                                  ARTICLE TEN

                            SUPPLEMENTAL INDENTURES

         Section 10.01. PURPOSES FOR WHICH SUPPLEMENTAL INDENTURES MAY BE ENTERED INTO WITHOUT CONSENT OF HOLDERS. Without the consent of Holders, the Company, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for one or more of the following purposes:

                  (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Eleven;

                  (b) to appoint one or more additional or separate trustees to act under this Indenture in the manner and to the extent contemplated by Section 7.14;

                  (c) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions for the protection of the Holders of Securities of any or all series as its Board of Directors and the Trustee shall consider to be for the protection of the Holders of Securities of such series, and to make the occurrence, or the occurrence and continuance, of a default of any such additional covenants, restrictions, conditions or provisions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth with respect to Securities to such series, PROVIDED, HOWEVER, that in respect of any such additional covenant, restriction, condition or provision with respect to Securities of such series, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount at Stated Maturity of the Securities of such series to waive such default;

                  (d) to add, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding;

                  (e) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; to convey, transfer, assign, mortgage or pledge any property to or with the Trustee; or to make such other provisions in regard to matters or questions arising under this Indenture as shall not adversely affect the interests of Holders of Securities of any series;

                  (f) to modify, amend or supplement this Indenture to comply with the provisions of Section 11.01;

                  (g) to provide for the issuance of unregistered Securities, or the exchangeability of registered Securities of any series with unregistered Securities of a series issued hereunder, or vice versa, and to make all appropriate changes for such purpose;

                  (h) to provide for the issuance under this Indenture of Securities of a series having any form or terms contemplated by Sections 2.01 and 2.02; and

                  (i) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.14.

         The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to entered into any supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section
10.01 may be executed by the Company and the Trustee without the consent of the Holders of any Securities of any series at the time outstanding, notwithstanding any of the provisions of Section 10.02.

         Section 10.02. MODIFICATION OF INDENTURE WITH CONSENT OF HOLDERS. With the consent (evidenced as provided in Section 8.01) of the Holders of not less than a majority in aggregate principal amount at Stated Maturity of the Securities of each series affected at the time outstanding, the Company, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of execution thereof) with respect to Securities of the particular series for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture relating to such series of Securities or of modifying in any manner the rights of the Holders of Securities of the particular series; PROVIDED, HOWEVER, that no such supplemental indenture shall (i) extend the Stated Maturity of any Security, reduce the principal amount thereof, reduce the rate or extend the time of payment of any interest thereon, reduce any premium payable upon the redemption thereof, reduce the amount of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of Stated Maturity thereof pursuant to Section 6.01, modify provisions relating to amount or regularity of mandatory Sinking Fund payments or make the principal amount thereof payable in any money other than United States legal tender for the payment of public or private debts, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of all Securities of each affected series.

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with resect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any series not so affected.

         Upon the request of the Company, accompanied by a Certified Board Resolution authorizing the execution of any such supplemental indenture relating to Securities of a particular series, and upon the filing with the Trustee of evidence of the consent of Holders of Securities of the particular series as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be necessary for the Holders of Securities of a particular series to approve under this Section 10.02 the particular form of any proposed supplemental indenture with respect to such series of Securities, but it shall be sufficient if such consent shall approve the substance thereof.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section 10.02, the Company shall mail a notice thereof by first-class mail to the Holders of registered Securities of each series affected thereby at their addresses as they shall appear on the Security Register for such Securities, or, in the case of unregistered Securities, shall give notice in the manner and to the extent provided in subsection (c) of Section 5.04, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to provide such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 10.03. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution and delivery of any supplemental indenture with respect to any series of Securities pursuant to the provisions of this Article Ten, this Indenture shall be and be deemed to be modified and amended with respect to the affected series of Securities in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Securities of the series affected shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         The Trustee, subject to the provisions of Sections 7.01 and 7.02, may regard an Opinion of Counsel as conclusive evidence that any such supplemental indenture with respect to any series of Securities complies with the provisions of this Article Ten.

         Section 10.04. SECURITIES MAY BEAR NOTATION OF CHANGES BY SUPPLEMENTAL INDENTURES. Securities authenticated and delivered after the execution, pursuant to the provisions of this Article Ten, of any supplemental indenture with respect to any series of Securities may bear a notation in the form acceptable to the Trustee as to any matter provided for in such supplemental indenture. New Securities of the affected series so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture with respect to such series of Securities may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities of the particular series then outstanding.

                                 ARTICLE ELEVEN

                CONSOLIDATION, MERGER, SALE, CONVEYANCE OR LEASE

         Section 11.01. COMPANY MAY CONSOLIDATE, ETC., ON CERTAIN TERMS. Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance or lease of all or substantially all the property of the Company to any other corporation (whether or not affiliated with the Company) authorized to acquire and operate the same; PROVIDED, HOWEVER, and the Company hereby covenants and agrees, that upon any such consolidation, merger, sale, conveyance or lease, other than a merger in which the Company is the continuing corporation, (i) the due and punctual payment of the principal of and interest on all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed an delivered to the Trustee by the corporation (if other than the Company) formed by such consolidation, or into which the Company shall have been merged, or by the corporation which shall have acquired or leased such property and (ii) the Company or successor entity, as the case may be, shall not, immediately after such merger or consolidation, or such sale, conveyance or lease, be in default in the performance of any such covenant or condition.

         Section 11.02. SUCCESSOR CORPORATION TO BE SUBSTITUTED. In case of any such consolidation, merger, sale, conveyance or lease referred to in Section
11.01 and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and interest on all of the Securities and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as a party. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of Sundstrand Corporation any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for the purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof. In the event of any such sale or conveyance, but not any such lease, the Company or any successor corporation which shall theretofore previously have become such in the manner described in this Article Eleven shall be discharged from all obligations and covenants under this Indenture and the Securities and may be dissolved and liquidated.

         In case of any such consolidation, merger, sale, conveyance or lease referred to in Section 11.01, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

         Section 11.03. OPINION OF COUNSEL AND OFFICERS' CERTIFICATE TO BE GIVEN TRUSTEE. The Trustee, subject to Section 7.01 and 7.02, shall be provided with, and shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate stating that any such consolidation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this Article Eleven.


                                 ARTICLE TWELVE

                      DISCHARGE OF INDENTURE AND DEFEASANCE

         Section 12.01.  TERMINATION OF COMPANY'S OBLIGATIONS.

         (a) If the Securities of any series so provide, the Company shall be deemed to have paid and discharged the entire indebtedness on all the Securities of a series, and except as otherwise provided in subsection (d) of this Section 12.01, the provisions of this Indenture as it relates to such Securities shall no longer be in effect, and the Trustee, at the expense of the Company, shall, upon Company Direction, execute proper instruments acknowledging the same if the conditions set forth in paragraphs (1) or (2) or (3) below are satisfied:

                  (1)(A) all Securities of such series theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in
         Section 2.07 and (ii) Securities for whose payment money (defined for purposes of this Article Twelve as such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts) has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
         Section 12.03) have been delivered to the Trustee for cancellation;

                  (B) the Company has paid or caused to be paid all other sums payable under this Indenture in respect of the Securities of such series; and

                  (C) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction of the entire indebtedness on all Securities of any such series and the discharge of this Indenture as it relates to such Securities have been complied with; or

                  (2)(A) all Securities of such series not theretofore delivered to the Trustee for cancellation (i) have become due and payable, or
         (ii) will become due and payable at their Stated Maturity within one year, or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company;

                  (B) the condition described in Section 12.01(b)(1) has been satisfied;

                  (C) the conditions described in paragraphs 1(B) and 1(C) of this Section 12.01(a) have been satisfied; and

                  (D) the Company has received an Opinion of Counsel to the effect that the satisfaction and discharge contemplated by this Section 12.01(a)(2) will not violate the then applicable rules of, or any related undertaking of the Company to any nationally-recognized securities exchange on which Securities of that series are listed; or

                  (3)(A) the conditions referred to or described in paragraphs 2(B), 2(C) and 2(D) of this Section 12.01(a) have been satisfied; and

                  (B) no Event of Default or event which with notice or lapse of time would become an Event of Default shall have occurred and be continuing on the date of the deposit referred to in Section 12.01(b)(1) on the 91st day after the date of such deposit; PROVIDED, HOWEVER, that should that condition fail to be satisfied on or before such 91st day, the Trustee shall promptly, upon satisfactory receipt of evidence of such failure, return such deposit to the Company.

         (b) If the Securities of any series so provide, except as otherwise provided in subsection (d) of this Section 12.01, the Company may, at its option, cease to be under any and all obligations with respect to the Securities of any series or cease to be under any obligation to comply with any term, provision or condition set forth in Sections 4.05 and 4.06, and Section 6.01(c) with respect to Sections 4.05 and 4.06 shall not be deemed to be an Event of Default under the Indenture and the Debt Securities of such series, at any time after the applicable conditions set forth below have been satisfied:

             (1) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series (i) money in an amount, or
         (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination of (i) and (ii), sufficient, after payment based on then applicable law, of all Federal, state and local taxes in respect thereof, payable by the Trustee, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge each instalment of principal (including mandatory Sinking Fund payments) of, and premium, if any, with respect to and interest on, the Outstanding Securities of such series on the dates such instalments of interest or principal are due;

                  (2) if the Securities of such series are then listed on any national securities exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Company's exercise of its option under this paragraph would not cause such Securities to be delisted;

                  (3) the interest in the Holders in such deposit shall have been duly perfected under applicable provisions of the Uniform Commercial Code;

                  (4) no Event of Default or event (including such deposit) which with notice or lapse of time would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit;

                  (5) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section 12.01(b) and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised; and

                  (6) the Company has delivered to the Trustee an Opinion of Counsel and Officer's Certificate, each stating that all of the conditions in this Section 12.01(b) have been complied with.

         (c) For purposes of this Article Twelve, "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest to any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

         (d) The Company's obligations in Sections 2.05, 2.07, 4.02, 4.03, 4.04, 5.01, 5.02(a), 7.06, 7.10, 7.11 and 14.01 with respect to the Securities of such series, shall survive until all of the Securities of such series are no longer outstanding. Thereafter the Company's obligations in Sections 7.06 and 14.01 shall survive.

         (e) After a deposit described in subsection (a) or (b) of this Section 12.01, such moneys or payments of principal of and any interest on such U.S. Government Obligations, as the case may be, shall be payable to the Holders of the Securities of such series, as principal of and any interest on such Securities, in the manner and on the dates specified in the Securities of such series. The Trustee then shall, upon request, acknowledge in writing the discharge of the Company's obligations under the Securities of such series and this Indenture with respect to the Securities of such series, except for those surviving obligations specified above. Prior to making any deposit pursuant to this Article Twelve, the Company shall mail a notice by first-class mail to each Holder of Registered Securities of such series and, if the Securities of such series were initially issued as unregistered Securities, shall cause to be published at least once in an authorized newspaper a notice, in each case, that states that the Company intends to take such action.

         (f) Notwithstanding any of the foregoing, the Trustee's rights, duties, obligations and immunities under this Indenture with respect to Securities of any series shall survive until all of the Securities of such series are no longer outstanding.

         Section 12.02. APPLICATION OF TRUST DEPOSIT. The Trustee shall hold in trust any money or U.S. Government Obligations deposited with it pursuant to
Section 12.01. The Trustee shall apply the deposited money or payments of principal of and any interest on U.S. Government Obligations through the paying agent and in accordance with this Indenture to the payment of principal and interest, if any, on the Securities of the series, or to the payment of any mandatory Sinking Fund payments, for which the money or U.S. Government Obligations have been deposited.

         Section 12.03. REPAYMENT TO COMPANY. The Trustee and the paying agent shall promptly pay to the Company upon written request any excess money or U.S. Government Obligations held by them at any time. Subject to applicable law, any money or U.S. Government Obligations deposited with the Trustee or any paying agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or any interest on any Security, or for the payment of any mandatory Sinking Fund payments, and remaining unclaimed for two years after such principal, premium or interest, or such mandatory Sinking Fund payments, have become due and payable shall be paid to the Company on written request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such paying agent with respect to such trust money or U.S. Government Obligations, and all liability of the Company as trustee thereof, shall thereupon cease.

                                ARTICLE THIRTEEN

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                        OFFICERS, DIRECTORS AND EMPLOYEES

         Section 13.01. INCORPORATORS, STOCKHOLDERS, OFFICERS, DIRECTORS AND EMPLOYEES OF COMPANY EXEMPT FROM INDIVIDUAL LIABILITY. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers, directors or employees, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute of, and any and all such rights and claims against every such incorporator, stockholder, officer, director or employee, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution and delivery of this Indenture and the issue of Securities hereunder.


                                ARTICLE FOURTEEN

                            MISCELLANEOUS PROVISIONS

         Section 14.01. SUCCESSORS AND ASSIGNS OF COMPANY BOUND BY INDENTURE. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Company shall bind its successors and assigns, whether so expressed or not.

         Section 14.02. ACTS OF BOARD, COMMITTEE OR OFFICER OF SUCCESSOR CORPORATION VALID. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at that time be the successor of the Company.

         Section 14.03. REQUIRED NOTICES OR DEMANDS. Except as provided in
Section 6.01(c) and (d), any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by any Holders of Securities of any series to or on the



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

Company may be given or served by being deposited first-class postage prepaid in a post office letter box in the United States addressed (until another address is filed by the Company with the Trustee) as follows or delivered by hand or courier to: Sundstrand Corporation, 4949 Harrison Avenue, P.O. Box 7003, Rockford, Illinois 61125-7003, to the attention of the Secretary. Any notice, direction, request or demand by the Company or by any Holder to or upon the Trustee may be given or made, for all purposes, by being deposited first-class postage prepaid in a post office letter box in the United States addressed to the Corporate Trust Office. Any notice required or permitted to be mailed to a Holder of Securities of any series by the Company or the Trustee pursuant to the provisions of this Indenture shall be deemed to be properly mailed by being deposited first-class postage prepaid in a post office letter box in the United States addressed to such Holder at the address of such Holder as shown on the Security Register for the particular series of Securities. Any notice required or permitted to be given to a Holder of unregistered Securities of any series shall be deemed to be properly given if such notice is published in an authorized newspaper on two separate days. Notices, directions, requests and demands shall be deemed delivered on the third day after being properly mailed, on the day delivered if delivered by hand or by courier and on the day after the second publication if given by publication in an authorized newspaper on two separate days.

         Section 14.04. INDENTURE AND SECURITIES TO BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Indenture and each Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of such State. The descriptive headings of the Articles and Sections of this Indenture are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         Section 14.05. OFFICERS' CERTIFICATE AND OPINION OF COUNSEL TO BE FURNISHED UPON APPLICATION OR DEMAND BY THE COMPANY. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of any such document is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion, as the case may be, need be furnished.

         Except as otherwise provided in this Indenture, each certificate or opinion provided for in this Indenture (other than certificates provided pursuant to Section 5.03(d)) and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include: (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         Section 14.06. PAYMENTS DUE ON HOLIDAYS. In any case where the date of maturity of interest on or principal of any Security or the date fixed for redemption of any Security shall not be a business day, then payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding business day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

         Section 14.07. PROVISIONS REQUIRED BY TRUST INDENTURE ACT OF 1939 TO CONTROL. If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 through 317 of the Trust Indenture Act, by the operation of Section 318(c) thereof, such imposed duties shall control, except as, and to the extent, expressly excluded from this Indenture, as permitted by the Trust Indenture Act. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, such modification or exclusion shall be controlling.

         Section 14.08. INDENTURE MAY BE EXECUTED IN COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         Section 14.09. SEPARABILITY CLAUSE. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         The party of the second part hereby accepts the trusts in this Indenture declared and provided upon the terms and conditions hereinabove set forth.

         IN WITNESS WHEREOF, SUNDSTRAND CORPORATION, the party of the first part, and THE FIRST NATIONAL BANK OF CHICAGO, the party of the second part, have caused this Indenture to be duly executed, and their respective corporate seals to be affixed and attested, all as of the day and year first above written.

                                    SUNDSTRAND CORPORATION


[CORPORATE SEAL]                    By
                                      ------------------------------------------
                                    Name:     Paul Donovan
                                    Title:    Executive Vice President and
                                              Chief Financial Officer

Attest:


-----------------------------
   Assistant Secretary

                                    THE FIRST NATIONAL BANK OF
                                    CHICAGO, as Trustee

[CORPORATE SEAL]                    By
                                      ------------------------------------------
                                    Name:
                                    Title:

Attest:



-----------------------------

STATE OF ILLINOIS     )
                      )  SS:
COUNTY OF WINNEBAGO   )

         I, _______________, do hereby certify that on the ____ day of December, 1998, ____________ and _________________ personally appeared before me and being first duly sworn by me severally acknowledged that they signed the foregoing document in the respective capacities therein set forth and declared that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                        ----------------------------------------
                                               NOTARY PUBLIC


My Commission Expires:


STATE OF ILLINOIS     )
                      )  SS:
COUNTY OF COOK        )

         On this ____ day of December, 1998, before me personally came _____________ to me known, who, being by me duly sworn, did depose and say that he or she is an _______________________ of THE FIRST NATIONAL BANK OF CHICAGO, one of the parties described in and which executed the above instrument; that he or she knows the corporate seal of said corporation; that the seal affixed to the instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said Corporation, and that he or she signed his or her name thereto by like authority.

         IN WITNESS WHEREOF, I have hereunto set my hand the day and the year in this Certificate first above written.


                                        ----------------------------------------
                                               NOTARY PUBLIC




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


                                  SCHEDULE A(1)

                           [FORM OF FACE OF SECURITY]

                             SUNDSTRAND CORPORATION

No...........                                                        $..........

         [IF THE SECURITY IS AN ORIGINAL ISSUE DISCOUNT SECURITY, INSERT ANY LEGEND REQUIRED FOR FEDERAL INCOME TAX PURPOSES.]

                  [DESIGNATION OF SECURITIES OF EACH SERIES AS
              SPECIFIED IN THE INSTRUMENT ESTABLISHING SUCH SERIES]

SUNDSTRAND CORPORATION, a corporation incorporated under the laws of the State of Delaware (hereinafter called the "Company"), for value received, hereby promises to pay [IF THE SECURITY IS UNREGISTERED, INSERT-BEARER] [IF THE
SECURITY IS REGISTERED, INSERT     , OR REGISTERED ASSIGNS] the principal sum of
        DOLLARS on     at the office or agency of the Company in the Borough of
Manhattan,The City and State of New York and such other location or locations as may be provided for pursuant to the Indenture referred to on the reverse hereof, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts [IF THE SECURITY IS REGISTERED AND BEARS INTEREST PRIOR TO ITS STATED MATURITY,
INSERT and to pay interest on said principal sum at the rate of      % per
annum, at said offices or agencies, in like coin or currency, from the    or   ,
as the case may be, next preceding the date of this [SECURITY] TO WHICH INTEREST HAS BEEN PAID OR DULY PROVIDED FOR ON THE [SECURITIES], OR, IF THE DATE OF THIS
[SECURITY] IS A   OR    TO WHICH INTEREST HAS BEEN PAID OR DULY PROVIDED FOR ON
THE [SECURITIES], from     or, if the date of this [SECURITY] is after any    or
     , and prior to the next succeeding    or     , from such   or   ; provided,
however, that if an to the extent the Company shall default in payment of the
interest due on such    or    then from the next preceding    or     to which
interest has been paid or duly provided for on the [SECURITIES], or if no
interest has been paid or duly provided for on the [SECURITIES], from    .
Interest will be payable on     ,     and semi-annually on each      and
thereafter, until payment of said principal sum has been made or duly provided
for. The interest so payable on any        or       will, subject to certain
exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this [SECURITY] is registered at the close of
business on the Record Date (     of       , as the case may be) next preceding
such      or    and may, at the option of the Company, be paid by check mailed to the person entitled thereto at his address last appearing on the Security Register.]

         The provisions of this [SECURITY] are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

         This [SECURITY] shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed manually by the Trustee under the Indenture referred to on the reverse hereof.

         In Witness Whereof, SUNDSTRAND CORPORATION has caused this [SECURITY] to be signed by its duly authorized officers, manually or in facsimile, and a facsimile of its corporate seal to be imprinted hereon.

Dated:
      --------------------
                                           SUNDSTRAND CORPORATION

(Corporate Seal)                           By
                                             --------------------------
                                           By
                                             --------------------------

                                  SCHEDULE A(2)

                          [FORM OF REVERSE OF SECURITY]

                             SUNDSTRAND CORPORATION

          [DESIGNATION OF SECURITIES OF EACH SERIES AS SPECIFIED IN THE
                      INSTRUMENT ESTABLISHING SUCH SERIES]

         This Security is one of a duly authorized issue of "[INSERT FULL DESIGNATION OF SERIES]" of the Company, designated as its "[SECURITIES]", limited to the aggregate principal amount [IF THE SECURITY IS AN ORIGINAL ISSUE
DISCOUNT SECURITY, INSERT - at Stated Maturity] of      Dollars ($     ), all
issued under and pursuant to an indenture, dated as of December 1, 1998 (herein referred to as the "Indenture"), duly executed and delivered by the Company and Bankers Trust Company (hereinafter called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the [SECURITIES].

         [IF THE SECURITY IS NOT AN ORIGINAL ISSUE DISCOUNT SECURITY, INSERT - In case an Event of Default, as defined in the Indenture, relating to the [SECURITIES] shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture. The Indenture provides that in certain events such declaration as it affects the [SECURITIES] and its consequences, may be waived by the Holders of a majority in aggregate principal amount of the [SECURITIES] then outstanding. Any such waiver by the Holder of this [SECURITY] (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this [SECURITY] and of any [SECURITY] issued [IF THE SECURITY IS REGISTERED, INSERT - upon the registration of transfer hereof or] in exchange or substitution herefor, irrespective of whether or not any notation of such waiver is made upon this [SECURITY] or such other [SECURITIES].]

         [IF THE SECURITY IS AN ORIGINAL ISSUE DISCOUNT SECURITY, INSERT - In case an Event of Default, as defined in the Indenture, relating to the [SECURITIES] shall have occurred and be continuing, an amount of principal of the [SECURITIES] may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to [INSERT FORMULA FOR DETERMINING THE AMOUNT, WHICH AMOUNT SHALL BE DETERMINED BY THE COMPANY AND CERTIFIED TO THE TRUSTEE IN AN OFFICER'S CERTIFICATE]. Upon payment (1) of the amount of principal so declared due and payable and (2) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of, and interest, if any, on the [SECURITIES] shall terminate.]

              [INCLUDE THE FOLLOWING PARAGRAPH IF SERIES IS SUBJECT
                               TO A SINKING FUND]

         The [SECURITIES] are entitled to the benefit of a Sinking Fund as provided for pursuant to the Indenture and are subject to redemption through
operation of the Sinking Fund          on at [100%] OF THEIR PRINCIPAL AMOUNT
(HEREIN CALLED THE "SINKING FUND REDEMPTION PRICE") TOGETHER WITH ACCRUED INTEREST TO THE DATE FIXED FOR REDEMPTION. EXCEPT AS HEREINAFTER PROVIDED, ON OR PRIOR TO EACH DATE, THE COMPANY WILL DEPOSIT WITH THE TRUSTEE OR A PAYING AGENT (OR SEGREGATE AND HOLD IN TRUST) AN AMOUNT SUFFICIENT TO REDEEM $ PRINCIPAL AMOUNT OF [SECURITIES] on such date. At its option, the Company may pay into the Sinking Fund, on or prior to each such date, an additional sum up to % of the amount required to be deposited on such date for the Sinking Fund (before taking into account any applicable credits as hereinafter mentioned). The Trustee will apply any such amounts deposited by the Company to redemption of [SECURITIES] as provided in the Indenture. In lieu of making cash payments into the Sinking Fund the Company may, to the extent and upon the terms provided in the Indenture, deliver to the Trustee for cancellation, certain [SECURITIES] theretofore acquired by the Company and receive credit therefor, at the Sinking Fund redemption price, or receive credit, at such price, for [SECURITIES] theretofore called for redemption otherwise than through the Sinking Fund and which shall have ceased to be outstanding.

             [INCLUDE THE FOLLOWING FOUR PARAGRAPHS IF THE SERIES IS
                  SUBJECT TO REDEMPTION BEFORE STATED MATURITY]

         The [SECURITIES] may be redeemed, at the option of the Company, as a whole or from time to time in part (selected in such manner as the Trustee may
deem appropriate and fair) at any time on or after       , upon the notice
referred to below, at the following redemption prices (expressed in percentages of the principal amount) together with interest accrued to the date fixed for redemption (except that any interest installments becoming due on the date fixed for redemption will be payable to the holders of such [SECURITIES], or of one or more previous [SECURITIES] evidencing all or a portion of the same debt as that evidenced by such particular [SECURITIES], of record at the close of business on the relevant Record Date referred to on the face hereof or in the Indenture).

         If redeemed during the 12-month period beginning

                   Year     Percentage     Year     Percentage

                  [DATES, YEARS AND PERCENTAGES TO BE SPECIFIED
                     IN INSTRUMENT ESTABLISHING SUCH SERIES]

         Notice of redemption shall be given to the Holders of [SECURITIES] to be redeemed, as a whole or in part, whether through operation of the Sinking Fund or otherwise, [IF THE SECURITY IS UNREGISTERED, INSERT - by twice publishing a notice in an authorized newspaper] [IF THE SECURITY IS REGISTERED, INSERT - by mailing a notice of such redemption to their last addresses as they shall appear upon the Security Register] not less than 20 nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. If this [SECURITY] (or a portion hereof) is duly called for redemption and funds for payment duly provided, this [SECURITY] (or such portion) shall cease to bear interest from and after the date fixed for redemption. The Company shall not be required (a) to issue, register the transfer of or exchange any Securities of any series for a period of 15 days next preceding any selection of Securities of such series to be redeemed or (b) to register the transfer of or exchange any Securities of such series selected, called or being called for redemption.

         In the event of redemption of this [SECURITY] in part only, a new [SECURITY] or [SECURITIES] in authorized denominations and in principal amount equal to the unredeemed portion hereof shall be issued upon the cancellation hereof.

         The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than 66 2/3% in aggregate principal amount at Stated Maturity of the [SECURITIES] at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures which, if they pertain specifically to the [SECURITIES], may add any provisions to or change in any manner or eliminate any of the provisions of the Indenture relating to the [SECURITIES] or of any supplemental indenture relating to the [SECURITIES] or modifying in any manner the rights of the Holders of the [SECURITIES]; provided, however, that no such supplemental indenture shall (i) extend the Stated Maturity of any [SECURITY], reduce the principal amount thereof, reduce the rate or extend the time of payment of any interest thereon, reduce any premium payable upon the redemption thereof, [IF THE SECURITY IS AN ORIGINAL ISSUE DISCOUNT SECURITY, INSERT - reduce the amount of principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Stated Maturity thereof,] [IF THE SECURITY HAS MANDATORY SINKING FUND PROVISIONS - modify provisions relating to amount or regularity of mandatory Sinking Fund payments,] or make the principal amount thereof payable in any money other than United States legal tender for the payment of public or private debts without the consent of the Holder of each [SECURITY] so affected, or (ii) reduce the aforesaid percentage of [SECURITIES], the consent of the Holders of which is required for any such supplemental indenture relating to the [SECURITIES], without the consent of the Holders of all [SECURITIES] then outstanding. It is also provided in the Indenture that, prior to the declaration of maturity of the [SECURITIES] upon the occurrence of an Event of Default relating to the [SECURITIES] as defined in the Indenture, the Holders of a majority in aggregate principal amount at Stated Maturity of the [SECURITIES] at the time outstanding may on behalf of the Holders of all of the [SECURITIES] waive any past default under the Indenture relating to the [SECURITIES] and its consequences, except a default in the payment of the principal of (or premium, if any) or interest on any of the [SECURITIES]. Any such consent or waiver by the Holder of this [SECURITY] (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this [SECURITY] and of any [SECURITY] issued [IF THE SECURITY IS REGISTERED, INSERT - upon the registration of transfer hereof or] in exchange or substitution herefor, irrespective of whether or not any notation of such consent or waiver is made upon this [SECURITY] or such other [SECURITIES].

         No reference herein to the Indenture and no reference to any provision of this [SECURITY] or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this [SECURITY] at the place, at the respective times, at the rate and in the currency herein prescribed.

         [IF THE SERIES SO PROVIDES, INSERT] The Company may terminate all of its obligations under the [SECURITIES] and, with certain limited exceptions described in the Indenture, under the Indenture, by irrevocably depositing in trust with the Trustee money, or U.S. Government Obligations (as defined in the Indenture), or any combination of the two, sufficient to pay principal of and interest on the [SECURITIES] to maturity or redemption as the case may be.

         The [SECURITIES] are issuable as [IF APPLICABLE - REGISTERED] [IF APPLICABLE - BEARER] [SECURITIES] [IF APPLICABLE - WITHOUT] [IF APPLICABLE - WITH] coupons in denominations of [$1,000] and any integral multiple of [$1,000]. At the office or agency to be maintained by the Company in the Borough of Manhattan, The City and State of New York, or at such other location or locations as may be provided for in the Indenture, and in the manner and subject to the limitations provided in the Indenture, [SECURITIES] may be exchanged by the Holder hereof without charge except for any tax or other governmental charge imposed in relation thereto, for a like aggregate principal amount at Stated Maturity of [SECURITIES] of other authorized denominations.

         [INCLUDE THE FOLLOWING TWO PARAGRAPHS IF SERIES IS REGISTERED]

         This [SECURITY] is transferable and the registration of the transfer hereof may be effected by the registered Holder hereof or by his attorney duly authorized in writing upon due presentment for registration of transfer at the office or agency of the Company, in the Borough of Manhattan, The City and State of New York, or at such other location or locations as may be provided for in the Indenture, but only in the manner and subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in relation thereto. Upon any such registration of transfer, a new [SECURITY] or [SECURITIES], of authorized denominations, for a like aggregate principal amount at Stated Maturity will be issued to the transferee in exchange therefor.

         Prior to due presentment for registration of transfer of this [SECURITY], the Company, the Trustee, any paying agent and the Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this [SECURITY] shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of receiving payment as herein provided and all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

        [INCLUDE THE FOLLOWING PARAGRAPH IF THE SECURITY IS UNREGISTERED]

         The Company, the Trustee, any paying agent and the Security Registrar may deem and treat the bearer hereof and the bearer of any coupon appertaining hereto as the absolute owner hereof and thereof (whether or not this [SECURITY] or such coupon shall be overdue and notwithstanding any notation of ownership or other writing hereon or thereon made by anyone) for the purpose of receiving payments as herein and therein provided and for all other purposes.

         No recourse shall be had for the payment of the principal of (or premium, if any) or the interest on this [SECURITY], or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                           [DEFEASANCE, IF APPLICABLE]

         All terms used in this [SECURITY] which are defined in the Indenture shall have the meanings assigned to them therein.

                     [FORM OF COUPON, IF ANY, TO BE PROVIDED
                     FOR IN INSTRUMENT ESTABLISHING SERIES]

                                   SCHEDULE B

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This is one of the [SECURITIES] described in the within-mentioned Indenture.

                                             THE FIRST NATIONAL BANK OF CHICAGO,
                                             AS TRUSTEE


                                             By
                                               ---------------------------------
                                                      AUTHORIZED SIGNATURE